                                 AMENDED AND RESTATED

                            LOAN ADMINISTRATION AGREEMENT

                                       BETWEEN

                     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,

                                      AS LENDER

                                         AND

                           MERIDIAN INDUSTRIAL TRUST, INC.
                            INDTENNCO LIMITED PARTNERSHIP
                        METRO-SIERRA LIMITED PARTNERSHIP, AND
                     PROGRESS CENTER/ALABAMA LIMITED PARTNERSHIP


                                     AS BORROWER

                            DATED AS OF FEBRUARY 23, 1996


                         (LOAN NOS. 6-100-886 AND 6-100-887)



                  LENDER'S RIGHT TO SELL THE NOTES HEREIN DESCRIBED
                        MAY BE SUBJECT TO BORROWER'S RIGHT OF
                    FIRST NEGOTIATION DESCRIBED IN SUBSECTION 2.4

                           MERIDIAN INDUSTRIAL TRUST, INC.

                            LOAN ADMINISTRATION AGREEMENT

                                  TABLE OF CONTENTS

                                  (Not Part of Agreement)


                                                                           Page

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

Section 1.    GENERAL DEFINITIONS  . . . . . . . . . . . . . . . . . . . .    2
    1.1       General Terms  . . . . . . . . . . . . . . . . . . . . . . .    2
    1.2       Other Terms  . . . . . . . . . . . . . . . . . . . . . . . .   13

Section 2.    INITIAL NOTES AND COLLATERAL DOCUMENTS;
              MANDATORY PREPAYMENT . . . . . . . . . . . . . . . . . . . .   13
    2.1       Notes and Collateral Documents Executed as
              of the Effective Date  . . . . . . . . . . . . . . . . . . .   13
    2.2       Mandatory Prepayment . . . . . . . . . . . . . . . . . . . .   13
    2.3       Assumption of Notes and Loan Documents . . . . . . . . . . .   13
    2.4       Right of First Negotiation to Purchase Notes . . . . . . . .   14

Section 3.    SECURITY POOL COVENANTS  . . . . . . . . . . . . . . . . . .   15
    3.1       Covenants  . . . . . . . . . . . . . . . . . . . . . . . . .   15
    3.2       Delivery of Reports and Information  . . . . . . . . . . . .   16
    3.3       Determination of Appraised Value . . . . . . . . . . . . . .   17
    3.4       Determination of Net Operating Income  . . . . . . . . . . .   18

Section 4.    EXCHANGE RIGHTS AND SUBSTITUTION RIGHTS IN
              THE SECURITY POOL  . . . . . . . . . . . . . . . . . . . . .   18
    4.1       Lien Releases and Increases in the Letter of
              Credit   . . . . . . . . . . . . . . . . . . . . . . . . . .   18
    4.2       Facilities Added to the Security Pool
              and Reductions in the Letter of Credit . . . . . . . . . . .   20
    4.3       Facilities Substituted into the Security Pool  . . . . . . .   21
    4.4       Requirements for all Properties Added to the Security Pool .   22
    4.5       Letter of Credit . . . . . . . . . . . . . . . . . . . . . .   24

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Section 5.    RELEASE OF FACILITIES FROM THE SECURITY POOL . . . . . . . .   24
    5.1       Lien Releases  . . . . . . . . . . . . . . . . . . . . . . .   24
    5.2       Lien Releases Applicable to Tenant's
              Exercise of Purchase Options in their Leases . . . . . . . .   26
    5.3       Material Damage or Destruction . . . . . . . . . . . . . . .   26
    5.4       Meridian Village Lien Release  . . . . . . . . . . . . . . .   27

Section 6.    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . .   28
    6.1       Reaffirmation of Warranties and
              Representations; Survival of Warranties and
              Representations. . . . . . . . . . . . . . . . . . . . . . .   28
    6.2       Ownership of Metro-Sierra, Progress Center
              and IndTennCo  . . . . . . . . . . . . . . . . . . . . . . .   28
    6.3       Mutual Benefits  . . . . . . . . . . . . . . . . . . . . . .   28
    6.4       Qualification as a REIT; Publicly Traded
              Company  . . . . . . . . . . . . . . . . . . . . . . . . . .   29
    6.5       ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . .   29

Section 7.    LEASING AND AGREEMENTS . . . . . . . . . . . . . . . . . . .   31
    7.1       Leasing  . . . . . . . . . . . . . . . . . . . . . . . . . .   31
    7.2       Non-Disturbance Agreements . . . . . . . . . . . . . . . . .   33
    7.3       Smith's Purchase Option  . . . . . . . . . . . . . . . . . .   34

Section 8.    CASUALTIES AND CONDEMNATION  . . . . . . . . . . . . . . . .   35
    8.1       Insurance Proceeds . . . . . . . . . . . . . . . . . . . . .   35
    8.2       Additional Provisions Relating to
              Condemnation . . . . . . . . . . . . . . . . . . . . . . . .   39

Section 9.    EVENT OF DEFAULT . . . . . . . . . . . . . . . . . . . . . .   39
    9.1       Definition . . . . . . . . . . . . . . . . . . . . . . . .     39
    9.2       Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . .     41
    9.3       Acceleration . . . . . . . . . . . . . . . . . . . . . . .     42
    9.4       Definition of Materiality in Certain Circumstances . . . .     43

Section 10    LIMITATION ON PERSONAL LIABILITY . . . . . . . . . . . . .     43
    10.1      Limited Recourse  . . . . . . . . . . . . . . . . . . . . .    43
    10.2      Limitations on Non-Recourse . . . . . . . . . . . . . . . .    43
    10.3      Further Limitation. . . . . . . . . . . . . . . . . . . . .    45

Section 11.   WAIVERS . . . . . . . . . . . . . . . . . . . . . . . . . .    45

    11.1      Waiver of Subrogation and Contribution . . . . . . . . . . .    45
    11.2      Obligations Independent; Waivers . . . . . . . . . . . . . .    47
    11.3      Independent Access to Financial Information  . . . . . . . .    49
    11.4      Multiple Obligations . . . . . . . . . . . . . . . . . . . .    50
    11.5      Application of Foreclosure Proceeds  . . . . . . . . . . . .    50

Section 12.   MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . .    50
    12.1      Amendments and Waivers . . . . . . . . . . . . . . . . . . .    50
    12.2      Independence of Covenants  . . . . . . . . . . . . . . . . .    51
    12.3      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . .    51
    12.4      Survival of Warranties and Certain
              Agreements . . . . . . . . . . . . . . . . . . . . . . . . .    51
    12.5      Failure or Indulgence Not Waiver; Remedies
              Cumulative . . . . . . . . . . . . . . . . . . . . . . . . .    51
    12.6      Severability . . . . . . . . . . . . . . . . . . . . . . . .    52
    12.7      Headings . . . . . . . . . . . . . . . . . . . . . . . . . .    52
    12.8      Applicable Law . . . . . . . . . . . . . . . . . . . . . . .    52
    12.9      Successors and Assigns; Subsequent Holders
              of Notes . . . . . . . . . . . . . . . . . . . . . . . . . .    52
    12.10     Consent to Jurisdiction and Service of
              Process; Waiver of Jury Trial  . . . . . . . . . . . . . . .    53
    12.11     Counterparts . . . . . . . . . . . . . . . . . . . . . . . .    53
    12.12     Exhibits and Schedules . . . . . . . . . . . . . . . . . . .    54



              Exhibit A . . . . . . . . . . . . . . . . . . . .  Appraised Value
              Exhibit B . . . . . . . . . . . . . . . . . Compliance Certificate
              Exhibit C . . . . . . . . . . . . . . . . .  Initial Security Pool
              Exhibit D . . . . . . . . . . . . . . . . . . Collateral Documents
              Exhibit E . . . . . . . . . . . . . . . .Notice of Deemed Approval
              Exhibit F . . . . . . . . . . . . Approved Consolidation Documents

                                                                   Exhibit 10.17

                         MERIDIAN INDUSTRIAL TRUST, INC.

                  AMENDED AND RESTATED LOAN ADMINISTRATION AGREEMENT


         THIS AMENDED AND RESTATED LOAN ADMINISTRATION AGREEMENT (this "Agreement") is made as of the 23rd day of February, 1996 (the "Effective Date") by and among MERIDIAN INDUSTRIAL TRUST, INC., a Maryland corporation, METRO-SIERRA LIMITED PARTNERSHIP, a California limited partnership, PROGRESS CENTER/ALABAMA LIMITED PARTNERSHIP, a California limited partnership, and INDTENNCO LIMITED PARTNERSHIP, a California limited partnership (collectively, "Borrower") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Lender").

                                       RECITALS

    A. Meridian Point Realty Trust VII Co., a Missouri corporation ("Trust VII"), and its Affiliates Metro-Sierra Limited Partnership, a California limited partnership ("Metro-Sierra") and Progress Center/Alabama Limited Partnership, a California limited partnership ("Progress Center") and Lender entered into a Loan Administration Agreement dated as of May 31, 1995, as amended from time to time (the "Trust VII Loan Agreement"), whereby Lender agreed to lend to Trust VII $41.0 million (the "Trust VII Loan").

    B. Meridian Point Realty Trust VI Co., a Missouri corporation ("Trust VI"), and its Affiliate IndTennCo Limited Partnership, a California limited partnership and Lender entered into a Loan Administration Agreement dated as of May 31, 1995, as amended from time to time (the "Trust VI Loan Agreement"), whereby Lender agreed to lend to Trust VI $25.1 million (the "Trust VI Loan", and collectively with the Trust VII Loan, the "Loan").

    C. As provided in the Merger Agreement, Trust VI, Trust VII and other applicable parties have merged into Meridian Industrial Trust, Inc. ("MIT"). This Agreement amends and restates and consolidates the Trust VI Loan

Agreement and the Trust VII Loan Agreement as result of such merger.

    D. The Loan is evidenced in part by fifteen (15) promissory notes in the initial aggregate principal amount of $66.1 million (collectively the "Notes").

    E. The Notes are secured by, among other things, certain first priority and second priority Deeds of Trust and Mortgages, as applicable, each as hereinafter defined, for the benefit of Lender. The properties encumbered by the Deeds of Trusts or Mortgages are referred to herein as the "Security Pool".

    F. Borrower has requested that it have certain rights to sell properties in the Security Pool for the two (2) year period following the Effective Date and, in exchange for Lender releasing its lien on such property, provide Lender with a letter of credit in an amount equal to the net sales proceeds resulting from such sale. MIT thereafter desires certain rights during such two (2) year period to acquire replacement properties, to include such properties in the Security Pool and to reduce the letter of credit in an amount equal to the acquisition price of such properties.

    G. In addition to the acquisition of replacement properties, MIT has requested that it have certain rights to substitute properties it hereafter acquires into the Security Pool for the two (2) year period following the Effective Date in consideration of Lender releasing its lien on one or more properties then in the Security Pool.

    H. Borrower and Lender desire to provide for the administration of the Loan in respect of the matters set forth above and in respect of certain other matters all as set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Borrower, Borrower and Lender hereby agree as follows:

1.   GENERAL DEFINITIONS

1.1  GENERAL TERMS.

         In addition to other capitalized terms defined herein, when used herein the following terms shall have the following meanings:

         "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "AGREEMENT" means this Amended and Restated Loan Administration Agreement dated as of February 23, 1996, as it may be amended, supplemented or otherwise modified from time to time.

         "ALTA/ACSM SURVEY" means with respect to a Facility an ALTA/ACSM Land Title Survey prepared for and certified to Lender by a registered land surveyor approved by Lender. The ALTA/ACSM Survey shall comply with the survey requirements set forth in the Term Sheet, as such requirements may be amended, modified or supplemented by Lender from time to time.

         "ANNUAL FINANCIALS" means audited consolidated and consolidating annual financial statements for Borrower and its Subsidiaries for the immediately preceding calendar year, audited by certified public accountants approved by Lender, in form and substance satisfactory to Lender, showing all elements of income and expenses for Borrower.

         "APPRAISAL INFORMATION" means, with respect to any Facility, a ten-year projected discounted cash flow analysis for such Facility, with assumptions, copies of any internal or external appraisals prepared by or on behalf of or delivered to Borrower during the preceding year, the then current Rent Roll, revenue and expense budgets for the then current calendar year, projected revenue and expense budgets for such Facility for the next succeeding calendar year and such additional information as Lender may request.

         "APPRAISED VALUE" means, with respect to any Facility, the estimated fair market value of such Facility as determined by Lender in its sole discretion and, with respect to all of the Facilities, the aggregate of values plus the amount of the Letter of Credit and the Damage Letter of Credit, subject to SECTION 3.3 hereof. Appraised Value of a Facility shall also include any Net Proceeds held by Lender with respect to such Facility. For purposes of this Agreement, Lender has determined that the Appraised Value of the Facilities as of the Closing Date is as set forth on EXHIBIT A attached hereto and such determination will not be changed prior to March 31, 1996.

         "ASBESTOS BULK SURVEY" means, with respect to a Facility, a survey, if requested by Lender, by an asbestos consultant approved by Lender to determine the presence of asbestos containing materials. Any Asbestos Bulk Survey shall comply with the Asbestos Bulk Survey Scope of Work Guidelines attached to the Term Sheet, as the same may be amended, modified or supplemented by Lender from time to time.

         "ASSIGNMENT OF AGREEMENTS" means an assignment of agreements executed and delivered by Borrower in connection with a Facility, modified by Lender to reflect the laws of the state where the Facility is located and otherwise as Lender deems necessary or appropriate in its sole discretion, as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

         "ASSIGNMENT OF LESSOR'S INTEREST IN LEASES" means an assignment of lessor's interest in leases executed and delivered by Borrower in connection with a Facility, modified by Lender to reflect the laws of the state where the Facility is located and otherwise as Lender deems necessary or appropriate in its sole discretion, as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

         "BORROWER" means collectively and where the context requires, individually, Meridian Industrial Trust, Inc., a Maryland corporation, and its Subsidiaries Metro-Sierra Limited Partnership, a California limited partnership, Progress Center/Alabama Limited Partnership, a California limited partnership, IndTennCo, a California limited partnership.

         "CLOSING" or "CLOSING DATE" means May 31, 1995.

         "COLLATERAL DOCUMENTS" means, collectively, the Deeds of Trust, the Mortgages, the Assignments of Lessor's Interest in Leases, the Assignments of Agreements, the Financing Statements and all other instruments or documents now or hereafter granting Liens on property of Borrower or any of its Subsidiaries for the benefit of Lender.

         "COMPLIANCE CERTIFICATE" means a certificate in substantially the form of EXHIBIT B attached hereto, satisfactory to Lender and delivered by Borrower to Lender pursuant to this Agreement.

         "CRE DEBT" means the existing loan from Citicorp Real Estate, Inc. to Borrower, in the approximate outstanding principal amount of $4.5 million, which loan is secured in part by a first mortgage lien on Marietta Trade Center.

         "DEBT SERVICE" means the interest payments on the Loan for the applicable period.

         "DEEDS OF TRUST" means the two (2) deeds of trust, security agreement, and fixture filing with assignment of rents, executed and delivered by Borrower, as "Trustor" to the benefit of Lender as "Beneficiary" (and the two (2) Deeds to Secure Debt encumbering the Marietta Trade Center) for each Facility, as applicable, modified to reflect the laws of the state where the Facility is located and otherwise in a form satisfactory to Lender and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

         "DUE DILIGENCE DOCUMENTS" means the following: (i) Asbestos Bulk Survey, (ii) Environmental Site Assessment, (iii) Environmental Questionnaire, (iv) Estoppel Certificates, (v) ALTA/ACSM Survey, (vi) Engineering Report, (vii) Land Use Certificate, (viii) Rent Roll, (ix) Inventory of Personal Property, (x) preliminary title report together with copies of all underlying exceptions, (xi) three (3) years of operating statements, (xii) site plan, (xiii) the terms of the proposed purchase, including copies of any signed letters of intent or agreements of purchase and sale, (xiv) an appraisal of the property prepared by a member of the Appraisal Institute (MAI), if available, (xv) leases and, if available, lease abstracts, (xvi) a ten-year discounted cash flow model with assumptions,
(xvii) evidence that the property is a modern industrial warehouse located in a major market in the continental United States, (xviii) evidence that the Acquisition Committee of the Board of Directors of Borrower has approved the property for acquisition, and (xix) such other documents, information and certificates as Lender may require.

         "EFFECTIVE DATE" means the date of this Agreement.

         "ENGINEERING REPORT" means a comprehensive structural evaluation of a Facility prepared by a third party engineer approved by Lender. Any Engineering Report shall comply with the Guidelines for Engineering Report attached to the Term Sheet, as the same may be amended, modified or supplemented by Lender from time to time.

         "ENVIRONMENTAL QUESTIONNAIRE" means with respect to a Facility an Environmental Questionnaire prepared by Borrower in the form attached to the Term Sheet, as the same may be amended, modified or supplemented by Lender from time to time.

         "ENVIRONMENTAL SITE ASSESSMENT" means with respect to a Facility an assessment by an environmental consultant approved by Lender to determine the presence of hazardous material and/or wastes. Any Environmental Site Assessment shall comply with the Environmental Site Assessment Scope of Work Guidelines attached to the Term Sheet, as the same may be amended, modified or supplemented by Lender from time to time.

         "ESTOPPEL CERTIFICATE" means with respect to a Facility a duly executed Estoppel Certificate by the applicable tenants substantially in the form previously delivered by Lender to Borrower for execution by tenants at the Facilities, as the same may be amended, modified or supplemented by Lender from time to time.

         "EVENT OF DEFAULT" has the meaning ascribed to such term in SUBSECTION 9.1.

         "FACILITIES" means any and all real property, (including, without limitation, all buildings, fixtures or other improvements located thereon) now or hereafter included in the Security Pool.

         "FINANCING STATEMENTS" means, with respect to a Facility, a UCC-1 Financing Statement executed and delivered by each Borrower, as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

         "FISCAL QUARTER" means the three (3) month periods ending March 31, June 30, September 30, and December 31 for any applicable year.

         "FRAUDULENT CONVEYANCE INDEMNITY AGREEMENT" means the Fraudulent Conveyance Indemnity Agreement executed by Borrower in favor of Lender of even date herewith.

         "GAAP" means, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case, as the same are applicable to the circumstances as of the date of determination.

         "HAZARDOUS SUBSTANCES AGREEMENTS" means the Hazardous Substances Remediation and Indemnification

Agreements executed and delivered by Borrower to Lender for each Facility in a form satisfactory to Lender and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

         "INDEBTEDNESS" means the principal of and all other amounts, payments and premiums due under the Notes, and all other indebtedness of Borrower to Lender and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

         "INVENTORY OF PERSONAL PROPERTY" means a detailed inventory of Borrower's Personal Property at or used in connection with a Facility, in form and substance acceptable to Lender. Such inventory shall include a detailed description, including make, model and serial numbers where applicable, of all furniture, furnishings, fixtures and equipment necessary for the operation of the Facility.

         "LAND USE CERTIFICATE" means with respect to a Facility a Land Use Certificate prepared by Borrower substantially in the form required by Lender at Closing, as the same may be amended, modified or supplemented by Lender from time to time.

         "LAWS AND RESTRICTIONS" means all federal, state, regional, county, local and other laws, regulations, orders, codes, ordinances, rules, statutes and policies, restrictive covenants and other title encumbrances, permits and approvals relating to the development, occupancy, ownership, management, use, and/or operation of the applicable Facility, or otherwise affecting all or any part of the applicable Facility, or applicable to Borrower.

         "LEASE" means any and all leasehold interests, including subleases and tenancies following attornment, now or hereafter covering any part of a Facility.

         "LETTER OF CREDIT" means one or more irrevocable letters of credit in favor of Lender issued by Wells Fargo Bank, N.A., or such other banking institution approved by Lender from time to time, with an initial expiry date no earlier than June 30, 1998. The Letter of Credit shall secure Borrower's obligations under the Loan Documents and the Hazardous Substances Agreements.

         "LENDER" means The Prudential Insurance Company of America, a New Jersey corporation, and its successors and assigns.

         "LIEN" means any mortgage, deed of trust, pledge security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "LOAN" has the meaning ascribed to such term in Recital B, which Loan is evidenced by the Notes, as the same may be amended, supplemented or restated from time to time.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Collateral Documents and any other document or certificate executed and delivered by Borrower to Lender in connection with the transactions contemplated by this Agreement, with the exception of the Hazardous Substances Agreements.

         "LOAN TO APPRAISAL RATIO" means, as of any date of determination, the ratio, expressed as a percentage, of the outstanding principal balance of the Loan as of such date to the most recent Appraised Value of the Facilities.

         "MARIETTA TRADE CENTER" means the Facility owned by Borrower and located at U.S. Highway 41 and Roswell Road in Marietta, Georgia.

         "MATURITY DATE" means the tenth anniversary of the Effective Date.

         "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among Trust VI, Trust VII, MIT and Meridian Point Realty Trust IV Co., dated May 31, 1995, setting forth the terms and conditions of the Merger Transaction.

         "MERGER TRANSACTION" means the merger by and among Trust VI, Trust VII and other applicable parties into MIT as described in the Merger Agreement.

         "MERIDIAN VILLAGE" means the Facility owned by Borrower and located at Guide Meridian and Telegraph Road in Bellingham, Washington.

         "MORTGAGES" means the two (2) mortgages, security agreement, and fixture filing with assignment of rents, executed and delivered by Borrower as "Mortgagor" to the benefit of Lender as "Mortgagee", for each Facility, as applicable, modified to reflect the laws of the state where the Facility is located and otherwise in a form satisfactory to Lender and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

         "NET OPERATING INCOME" means, for any four (4) Fiscal Quarter period, the gross annual income realized from operations of the Facilities in such period, subtracting therefrom all necessary and ordinary operating expenses for such calendar year, including, but not limited to, utilities, administrative, cleaning, landscaping, security, repairs and maintenance, management fees, real estate and other taxes, assessments and insurance, but excluding therefrom, deductions for federal, state and other income taxes, debt service expense, depreciation or amortization of capital expenditures (including, but not limited to, tenant improvement allowances and leasing commissions) and other similar non-cash items (all as determined in accordance with GAAP). Upon Lender's request, Borrower shall provide Lender with such calculations and supporting worksheets and schedules, in reasonable detail, to support Borrower's calculation of Net Operating Income. Net Operating Income shall include rental abatement insurance proceeds actually received by Borrower applicable to a Facility, apportioned for the period of the loss covered.

         "NET PROCEEDS" has the meaning ascribed to such term in SUBSECTION
8.1C.

         "NET SALES PROCEEDS" means the proceeds (whether in the form of cash or seller financing) realized from the sale of each of the Facilities initially included in the Security Pool, less (i) all ordinary and reasonable marketing and selling expenses paid to third parties; (ii) any repayment of all or a portion of the then outstanding principal balance of the CRE Debt (including prepayments of the CRE Debt from the proceeds of a sale of other than Marietta Trade Center); and (iii) any repayment elected by Borrower of all or any portion of one or more of the Notes, together with any applicable Prepayment Premium.

         "NOTES" has the meaning ascribed to such term in Recital B, and consists of the fifteen (15) promissory notes of Borrower issued and outstanding as of the Effective Date, as follows: (i) Promissory Note (Alabama) in the original principal amount of $1,318,000, (ii) Promissory Note (Mississippi) in the original principal amount of $4,269,000, (iii) Promissory Note (Tennessee) in the original principal amount of $1,471,000,
(iv) Promissory Note (Texas) in the original principal amount of $397,000,
(v) Promissory Note (Washington) in the original principal amount of $7,211,000, (vi) Promissory Note (Illinois) in the original principal amount of $10,434,000, (vii) Promissory Note (Alabama) in the original principal amount of $1,976,000, (viii) Promissory Note (Arkansas) in the original principal amount of $2,491,000, (ix) Promissory Note (California) in the original principal amount of $3,689,000, (x) Promissory Note (Georgia) in the original principal amount of $5,030,000, (xi) Promissory Note (Michigan) in the original principal amount of $4,359,000, (xii) Promissory Note (Nevada) in the original principal amount of $4,886,000, (xiii) Promissory Note (Tennessee) in the original principal amount of $3,162,000, (xiv) Promissory Note (Texas) in the original principal amount of $10,377,000, and (xv) Promissory Note (Washington) in the original principal amount of $5,030,000, as each may be amended, amended and restated, supplemented or otherwise modified from time to time.

         "OBLIGATIONS" means all monetary and non-monetary obligations of every nature of Borrower from time to time to be performed by Borrower under any of the Loan Documents and the Hazardous Substances Agreements, whether for principal, interest, fees, expenses, indemnification or otherwise.

         "PARADISE MARKETPLACE" means the Facility owned by Borrower and located at 3830 East Flamingo Road in Las Vegas, Nevada.


         "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, REITs or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default; provided no Potential Event of Default shall be deemed to have occurred prior to Lender giving Borrower notice thereof if required by any applicable Loan Document.

         "PREPAYMENT PREMIUM" means the payment owed by Borrower to Lender in connection with the prepayment of the Loan, calculated in accordance with each Note.

         "PROCESSING FEE" means a non-refundable fee of Ten Thousand Dollars ($10,000).

         "PROJECTED ANNUAL RENTAL INCOME" means the projected annual gross rental income generated by the Facilities then in the Security Pool for the then-current calendar year (as determined by Lender in its sole discretion with reference to the then-current Rent Roll and with reasonable rollover and re-tenanting assumptions), including, but not limited to, CAM (common area maintenance) charges collected from tenants, operating expense reimbursements and imputed interest on the Letter of Credit.

         "PROJECTED DEBT SERVICE" means the projected interest payment on the Loan for the immediately following calendar year, assuming no reduction in the principal balance of the Loan, as determined by Lender in its sole discretion.

         "PROJECTED NET OPERATING INCOME" means, for the applicable calendar year, the Projected Annual Rental Income in such calendar year, subtracting therefrom all necessary and ordinary operating expenses for such calendar year, including, but not limited to, utilities, administrative, cleaning, landscaping, security, repairs and maintenance, management fees, real estate and other taxes, assessments and insurance, but excluding therefrom, deductions for federal, state and other income taxes, debt service expense, depreciation or amortization of capital expenditures and other similar non-cash items (all as determined by Lender in its sole discretion). Gross income shall be determined in a manner consistent with GAAP. Projected Net Operating Income may include remaining rental abatement insurance proceeds for casualty events having already occurred.

         "PROPOSED FACILITY" means a property that Borrower is proposing to add to the Security Pool in accordance with the terms of SECTION 4 hereof.

         "PROPOSED FACILITY CLOSING DOCUMENTS" means the Deeds of Trust or Mortgages, as applicable, the Assignment of Agreements, the Assignment of Lessor's Interest in Leases, the Financing Statement, the Hazardous Substances Agreements, and all other instruments or documents now or hereafter granting liens on the Proposed Facility for the benefit of Lender. Each such document shall be substantially in the form delivered by Borrower at Closing, modified to reflect the laws of the state where the Facility is located and otherwise in form satisfactory to Lender. Proposed Facility Closing Documents shall also include such endorsements to the existing Title Policies or new Title Policies referencing the Proposed Facility as Lender shall require in its sole discretion and legal opinions of counsel acceptable to Lender opining on the due authorization, execution, delivery, enforceability and such other matters as Lender shall require with respect to the Proposed Facility Closing Documents and any other documents or agreements executed by Borrower in connection therewith.

         "QUARTERLY FINANCIALS" means consolidated and consolidating quarterly financial statements for Borrower and its Subsidiaries for the immediately preceding Fiscal Quarter, prepared in accordance with GAAP and certified by the chief financial officer of Borrower, in form and substance satisfactory to Lender, showing all elements of income and expenses for Borrower.

         "REIT" means real estate investment trust, as defined under paragraph 856 of the Internal Revenue Code.

         "RENT ROLL" means a certificate signed in the name of Borrower by its president or one of its Vice Presidents setting forth a comprehensive list of the Facilities and each of the leases pertaining thereto and containing the following information: (i) each tenant's name and location,
(ii) the net rentable square footage covered by each lease, (iii) the annual rental rate per square foot per tenant, (iv) the aggregate annual base rent per tenant and for the Facilities, (v) all items of additional rent, (vi) the term and the commencement and expiration dates of each lease and any termination options, (vii) any option(s) to renew and/or any option(s) to terminate granted to any tenant, (viii) the security deposit held for each lease, (ix) any free rent, moving allowances or other tenant concessions granted to any tenant and any obligations of such tenant assumed by Borrower,
(x) the tenant's reimbursement obligation for operating expenses (triple net, modified gross, etc.) and (xi) any right of first refusal or any right or option to purchase all or any portion of the Facilities granted thereunder. The Rent Roll shall also include certified copies of all leases at the Facility or Proposed Facility, as applicable, which have not previously been certified to Lender.

         "RELEASE PRICE" means with respect to a Facility, the product obtained by multiplying one hundred twenty-five percent (125%) by the product of (A) a fraction, the numerator of which is the outstanding principal balance of the Loan and the denominator of which is the Appraised Value of the all the Facilities, based on the most recent Appraised Values, multiplied by (B) the Appraised Value of the Facility. For example, if the current outstanding principal balance of the Loan was $40 million and the

Appraised Value of the Facilities was $100 million, then the Release Price for a Facility with an Appraised Value of $5 million would be $2.5 million (125% X [40/100 X $5 million]).

         "SECURITY POOL" means, collectively, each Facility on which Lender has a Lien as security for the Loan, as the same may change from time to time in accordance with the terms and conditions hereof. The Facilities in the Security Pool as of the date hereof are set forth on EXHIBIT C attached hereto.

         "SECURITY POOL COVENANTS" has the meaning ascribed to such term in SUBSECTION 3.1.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

         "TITLE COMPANY" means Chicago Title Insurance Company.

         "TITLE POLICY" means each Lender's ALTA (Form B-1970) Lender's Policy of title insurance in the amount of the Loan issued by the Title Company to Lender, dated as of the time of recording of the applicable Deeds of Trust or Mortgages, as applicable, showing Lender as insured with a first priority lien (except as to Marietta Trade Center which shall be a second priority lien) and title to the Facility vested fee simple in Borrower, with such endorsements and in form acceptable to Lender in its sole discretion.

1.2  OTHER TERMS.

    References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in SUBSECTION 1.1 or elsewhere in this Agreement may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

2.                    INITIAL NOTES AND COLLATERAL DOCUMENTS;
                 MANDATORY PREPAYMENT

2.1.  NOTES AND COLLATERAL DOCUMENTS EXECUTED AS OF THE EFFECTIVE DATE.

      A. Effective as of the Effective Date, Borrower has executed and delivered to Lender the Notes in the aggregate principal amount of $66.1 million.

      B. Effective as of the Effective Date, Borrower has executed and delivered to Lender as security for the Loan the Collateral Documents and Hazardous Substances Agreements more particularly described in EXHIBIT D attached hereto.

2.2  MANDATORY PREPAYMENT.

    Notwithstanding any term or provision contained herein or in any of the Notes, and as a material inducement to Lender making the Loan described herein, if at any time the then outstanding principal amount of all Notes is less than $20 million in the aggregate, then Borrower shall immediately prepay all amounts under and owing with respect to the Notes and the Loan Documents, including, without limitation, all accrued and unpaid interest thereon and any Prepayment Premium due in connection therewith.

2.3  ASSUMPTION OF NOTES AND LOAN DOCUMENTS.

    MIT, as successor-in-interest by merger to Trust VI and Trust VII hereby confirms its assumption and agreement to perform all existing and future obligations, terms and conditions required under the Notes and the Loan Documents and the Hazardous Substances Agreements, including, without limitation, all obligations relating to the due and punctual payment of principal and interest under the Notes as though MIT had executed such documents on the Closing Date, such that all of the debts, liabilities, duties and obligations of Borrower may be enforced directly against MIT to the same extent as if those debts and obligations had been incurred and contracted by MIT.

2.4  RIGHT OF FIRST NEGOTIATION TO PURCHASE NOTES.

    A. At any time and from time to time, and except as limited below, Borrower shall have the rights granted in this SUBSECTION 2.4 to negotiate to acquire the Notes. Upon Lender's election, in its sole discretion, to sell the Notes to a third party which is not an Affiliate of Lender, Lender shall give Borrower written notice (the "Offer Notice") setting forth the terms and conditions (the "Offer Price") pursuant to which Lender would be willing to sell the Notes to a third party. The Offer Price to Borrower shall not be higher to reflect the requirement to pay the Prepayment Premium or that Borrower is both a borrower and purchaser of the Notes. Notwithstanding the foregoing, the Offer Price may be at a premium above or discount below par to reflect then current market conditions, as determined by Lender, including without limitation, that the Notes are fixed rate notes and are not prepayable without payment of the Prepayment Premium.

    B. Upon Borrower's receipt of the Offer Notice, Borrower shall have the right to either (i) unconditionally accept in writing the Offer Price, in which case Lender shall be bound to sell the Notes to Borrower and Borrower shall be bound to purchase the Notes from Lender on the terms and conditions provided in the Offer Notice (and Borrower's default on its obligation to purchase the Notes shall be an Event of Default hereunder and without limiting Lender's remedies, Borrower's rights under this SUBSECTION 2.4 shall terminate); or (ii) elect to meet with Lender to attempt to arrive at a mutually acceptable price and other terms and conditions for the acquisition of the Notes, in which case the parties agree to negotiate in good faith to arrive at a mutually agreeable price and other terms and conditions for the purchase and sale of the Notes.

    C. If within two (2) weeks after Borrower's receipt of the Offer Notice (the "Negotiation Period") Borrower has not elected to unconditionally accept the Offer Price and for whatever reason the parties have not otherwise agreed on mutually acceptable terms and conditions for the purchase of the Notes, then Lender shall be entitled, for a period of six (6) months from end of the Negotiation Period, but not obligated, to sell or enter into a contract to sell the Notes to a third party at such price and upon such terms and conditions as Lender in its sole discretion shall determine, including, without limitation, an amount and terms and conditions materially more favorable to the prospective purchaser but consistent with the good faith principles specified above (and close such sale within twelve (12) months from the end of the negotiation Period). Upon Lender entering into a contract to sell the Notes to a third party, Borrower's right of first negotiation with respect to the Notes shall terminate subject to the right of reoffer described in the immediately succeeding sentence. If Lender has not entered into a contract to sell (or sold) the Notes to a third party within six (6) months of expiration of the Negotiation Period (or having entered into a contract within six (6) months has not thereafter closed within twelve
(12) months from the end of the Negotiation Period), Borrower's rights under this SUBSECTION 2.4 shall again apply.

    D. Borrower's rights under this SUBSECTION 2.4 are expressly conditioned upon, at the time Borrower receives the Offer Notice, there being no Event of Default or Potential Event of Default (unless prior to the expiration of the Negotiation Period no Event of Default or Potential Event of Default then exists).

    E. If at any time during the term of this Agreement there is an Event of Default or Potential Event of Default respecting any monetary obligation to Lender in any Loan Document for a period of thirty (30) days past the date such obligation was owing, then Borrower's rights under this SUBSECTION 2.4 shall terminate and be of no further force and effect.

    F. Borrower acknowledges and agrees that the restrictions set forth in this SUBSECTION 2.4 shall not apply to the sale of any participation interest in the Notes (or any Note) or any transfer of the Notes

(or any Note) to any Affiliate of Lender.

3.   SECURITY POOL COVENANTS

3.1  COVENANTS.

    The following on-going covenants of Borrower (the "Security Pool Covenants") shall be met with reference to the Facilities at each of the following dates: (1) the date of determination as specified herein; (2) the date of any substitution or exchange in accordance with the procedures set forth in SECTION 4; (3) the date of any Lien Release; (4) the date of any determination by Lender of Appraised Value; (5) the date of any lease revision contemplated by SUBSECTION 7.1B; and (6) the date of determination as provided in SUBSECTION 8.1C(ix).

  A. The Loan to Appraisal Ratio as determined by Lender shall not exceed 50% at any time.

  B. The ratio of Net Operating Income to Debt Service shall be no less than 2.2 to 1.0, which shall be measured at the end of each Fiscal Quarter, on an historical rolling four Fiscal Quarter basis.

  C.   The ratio of Projected Net Operating Income to Projected Debt
Service shall be no less than 2.2 to 1.0, which shall be measured annually at the beginning of each calendar year commencing January 1, 1996.

  D. The ratio of (i) Net Operating Income LESS all tenant improvement costs and leasing commissions actually expended for the period and an annual capital expenditure reserve of $.17 per square foot of leasable area of the Facilities in the Security Pool to (ii) the Debt Service shall be no less than 1.7 to 1.0. This ratio shall be measured at the end of each Fiscal Quarter, on an historical rolling four Fiscal Quarter basis.

3.2  DELIVERY OF REPORTS AND INFORMATION.

  A. Within forty-five (45) days after the close of each Fiscal Quarter, Borrower shall deliver a Compliance Certificate to Lender, certified by the chief financial officer of Borrower as true and correct. In addition, within ninety (90) days after the close of each calendar year, Borrower shall deliver to Lender the Annual Financials.

  B. Within sixty (60) days following the end of each calendar year, Borrower shall deliver the Appraisal Information for each Facility to Lender.


  C. Within five (5) years after Lender's receipt of any statement, Lender may, upon at least five (5) days' prior notice to Borrower, inspect and make copies of Borrower's books, records and income tax returns with respect to the Facilities, for the purpose of verifying any such statement. At any time during the term of the Loan, upon fifteen (15) day's prior written notice from Lender, Borrower shall submit to Lender any additional financial information which has been reasonably requested by Lender.

  D. Promptly upon their becoming available, Borrower shall deliver to Lender copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Borrower to its security holders or by any Subsidiary of Borrower to its security holders other than Borrower or another Subsidiary of Borrower, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Borrower or any of its Subsidiaries to the public concerning material developments in the business of Borrower or any of its Subsidiaries.

  E. Promptly upon receipt thereof, Borrower shall deliver to Lender final copies of all reports submitted to Borrower by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Borrower and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit.

3.3      DETERMINATION OF APPRAISED VALUE.

    A. Within forty-five (45) days following receipt by Lender of full and complete Appraisal Information for each of the Facilities, Lender shall (i) review the Appraisal Information and determine, in its sole discretion, the Appraised Value of each Facility and (ii) notify Borrower of its determination of such value; provided Lender's failure to so notify Borrower within such period shall not be deemed to be a default by Lender hereunder or a waiver of any of the Security Pool Covenants and shall result in an extension of the forty-five (45) day period until the date Lender notifies Borrower of its determination of the Appraised Values. Fifteen (15) days after the date Lender notifies Borrower of its determination of the Appraised Value, such Appraised Value shall become effective and final for purposes of calculating the Loan to Appraisal Ratio. For purposes of this Agreement, Lender has determined the Appraised Value of the Facilities as of the date of Closing and no changes shall be made in such Appraised Value prior to March 31, 1996. In addition, from and after March 31, 1996, Lender shall have the right from time to time to cause one or more of the Facilities to be reappraised if in Lender's reasonable judgment there has been a material adverse change in the value of one or more of the Facilities to be reappraised.

    B. If the Marietta Trade Center is encumbered by the CRE Debt, then the Appraised Value of such Facility shall be deemed for purposes of this Agreement to be 80% of the difference between the property's Appraised Value as determined by Lender and the then outstanding principal balance of the CRE Debt.

    C. The Appraised Value of Marietta Trade Center and Paradise Marketplace shall not, for purposes of this Agreement, be included in the calculation of Appraised Value at such time as the outstanding principal balance of the Loan is less than $30 million.

    D. The Appraised Value of the Facilities shall be deemed for purposes of this Agreement to include the amount of the Letter of Credit or any Damage Letter of Credit as of the applicable date.

3.4      DETERMINATION OF NET OPERATING INCOME.

    A. The Net Operating Income and the Projected Net Operating Income of Marietta Trade Center and Paradise Marketplace shall not, for purposes of this Agreement, be included in the calculation of Net Operating Income for any of the prior four Fiscal Quarters or Projected Net Operating Income for the applicable calendar year at such time as the outstanding principal balance of the Loan is less than $30 million.

    B. If the Marietta Trade Center is encumbered by the CRE Debt, then the Net Operating Income and Projected Net Operating Income for such Facility shall be deemed for purposes of this Agreement to be 80% of the difference between the actual Net Operating Income or Projected Net Operating Income for such property and the amount of debt service attributable to the CRE Debt, assuming a 10% debt constant.

    C. For purposes of determining Net Operating Income and Projected Net Operating Income for purposes of this Agreement, the income of the Facilities shall be deemed to include imputed interest equal to six percent (6%) per annum of the amount of the Letter of Credit (or any funds held by or for the benefit of Lender pursuant to SUBSECTION 4.2D), as adjusted from time to time.

4.       EXCHANGE RIGHTS AND SUBSTITUTION RIGHTS IN THE SECURITY POOL

    For the twenty-four (24) month period immediately following the Effective Date, Borrower shall have the substitution and exchange rights set forth in this SECTION 4. Following such twenty-four (24) month period, Borrower shall have no further rights under this SECTION 4, including, without limitation, the right to complete substitutions or exchanges previously approved by Lender but not completed by such date.

4.1    LIEN RELEASES AND INCREASES IN THE LETTER OF CREDIT.

    For the period from the Effective Date through and including the second anniversary thereof, Borrower shall have the right to sell a Facility which is initially included in the Security Pool and to post with Lender a Letter of Credit in an amount (or if previously posted, increase the amount thereof by an amount) equal to the Net Sales Proceeds, in which case Lender shall release concurrently its Lien on the Facility sold (the "Lien Release"), subject to satisfaction by Borrower of each and every condition precedent set forth in SUBSECTION 4.1A.

    A. The conditions precedent to Lender's obligations under this SUBSECTION 4.1 are as follows:

         (i) Lender shall have received thirty (30) days prior written notice from Borrower of the proposed sale of the Facility for which a Lien Release is being requested pursuant to this SUBSECTION 4.1, together with a $5,000 processing fee which shall be fully earned upon each delivery of the Lien Release;

         (ii) there shall exist no Event of Default or Potential Event of Default;

         (iii) Lender shall have determined, in its sole discretion, that the Security Pool Covenants shall continue to be met, after giving effect to the release of the Facility for which a Lien Release is being requested, PROVIDED, HOWEVER, that if one or more of the Security Pool Covenants is not satisfied and Borrower may, through the prepayment of principal outstanding under the Loan, satisfy such Security Pool Covenant(s), then Borrower may qualify for a Lien Release by paying down a portion of the outstanding principal balance of the Loan which Lender determines is necessary to satisfy the Security Pool Covenant(s) (and paying any Prepayment Premium applicable thereto), PROVIDED FURTHER, HOWEVER, that Lender shall advise Borrower in writing of its determination within fourteen (14) days after Borrower submits to Lender in detail satisfactory to Lender, in its sole discretion, Borrower's written analysis of the effect of the release of the Facility upon the Security Pool Covenants;

         (iv) Lender shall receive, at Borrower's sole cost and expense, such endorsement(s) to the Title Policy as Lender may deem reasonably necessary to ensure the Deeds of Trust or Mortgages, as applicable, encumbering the Facilities not so released remain valid Liens against such properties notwithstanding any such release of a Facility, subject only to such title exceptions as were originally shown in the Title Policy; and

         (v) Lender shall receive, at Borrower's sole cost and expense, a new Letter of Credit or amendment to the existing Letter of Credit increasing the amount of the Letter of Credit by the Net Sales Proceeds applicable to the Facility for which the Lien is released.

    B. In addition to the $5,000 processing fee applicable to a Lien Release, Borrower shall pay, prior to any Lien being released, all costs and expenses incurred by Lender in connection with any requested Lien Release, including, without limitation, all reasonable legal, accounting, appraisal, title company, recording and filing fees and costs, whether such Lien Release is actually consummated.

    C. Notwithstanding the rights granted Borrower under this SUBSECTION 4.1, Borrower will not permit the Letter of Credit (including any letter of credit delivered to Lender in accordance with the provisions of SUBSECTION 5.3) to exceed at anytime the lesser of (A) 50% of the then outstanding principal balance of the Loan or (B) $36 million (the "Maximum Letter of Credit Amount"). Borrower's rights under this SUBSECTION 4.1 are expressly conditioned upon any proposed increase in the Letter of Credit not causing the amount of the Letter of Credit to exceed the Maximum Letter of Credit Amount.

4.2    FACILITIES ADDED TO THE SECURITY POOL AND REDUCTIONS IN THE LETTER
       OF CREDIT.

    A. Borrower shall have the right to reduce the amount of the Letter of Credit upon the acquisition of a Proposed Facility and the inclusion of such Proposed Facility in the Security Pool, which shall be subject to and in accordance with the procedures and conditions set forth in SUBSECTION 4.4. The maximum reduction in the Letter of Credit upon the inclusion of a Proposed Facility in the Security Pool shall be the lesser of the Proposed Facility's Appraised Value or the acquisition cost of such property, including normal and customary closing costs, as determined by Prudential in its sole discretion.

    B. Twenty-four (24) months following the Effective Date or earlier upon Borrower's election to waive its rights under SECTION 4, Borrower shall pay to Lender 62.5% of the then current amount of the Letter of Credit as a principal repayment, subject to the Prepayment Premium and a $5,000 processing fee, and Lender shall concurrently, provided there is then no Event of Default or Pending Event of Default, return the Letter of Credit to Borrower.

    C. If at anytime Standard & Poor's credit rating of the issuer of the Letter of Credit falls below BBB+, then within thirty (30) days of Lender's written notice requesting a substitute Letter of Credit, Borrower shall deliver to Lender a substitute Letter of Credit in form and content satisfactory to Lender, issued by an issuer with a Standard & Poor's credit rating of at least A, and Lender will concurrently release the Letter of Credit being replaced to Borrower.

    D. Lender shall have the right, in its sole discretion, upon not less than thirty (30) days prior written notice to Borrower, to require that Borrower substitute cash collateral for the Letter of Credit. If Lender elects to have cash substituted for the Letter of Credit, then the cash shall be held by Lender or in an account at a bank qualified to do business in California and acceptable to Lender and in which Lender is granted a first priority security interest. Any such amount shall be deposited in an interest bearing account with interest accruing for the benefit of Borrower. Imputed interest on such funds at the rate of six (6%) per annum shall be included in the calculation of Net Operating Income and Projected Net Operating Income. Any such deposit of cash shall be subject to further increases, decreases and applications against the outstanding principal balance of the Loan substantially in accordance with the procedures respecting the Letter of Credit. Lender shall not assess any set-up or account fee with respect to any funds deposited directly with Lender.

4.3    FACILITIES SUBSTITUTED INTO THE SECURITY POOL.

    For the twenty-four (24) month period following the Effective Date, Borrower shall have the right to substitute a Proposed Facility for a Facility, and Lender shall release its Lien on the Facility then in the Security Pool, which substitution and release shall be subject to and accordance with the conditions and procedures set forth in SUBSECTIONS 4.3 and 4.4. In addition, Borrower shall have the right to add a Proposed Facility to the Security Pool in accordance with the procedures set forth in SUBSECTION 4.4 to ensure on-going compliance with the Security Pool Covenants.

    A.   The conditions precedent to Lender's obligations under this SUBSECTION
4.3 are as follows:

         (i) Lender shall have received not less than ninety (90) days written notice from Borrower prior to the date Borrower proposes granting a Lien on a Proposed Facility pursuant to this SUBSECTION 4.3, together with a Processing Fee which shall be fully earned upon submittal of such request to Lender (and no Processing Fee shall be applied as a credit against any subsequent Processing Fee payable hereunder);

         (ii) there shall exist no Event of Default or Potential Event of Default;

         (iii) the Proposed Facility shall have sufficient Net Operating Income and Projected Net Operating Income such that the Security Pool Covenants continue to be satisfied and are not otherwise materially and adversely affected, in Lender's sole discretion;

         (iv) the Proposed Facility shall have an Appraised Value equal to or greater than the Appraised Value of the Facility being released; and

         (v) Lender shall receive, at Borrower's sole cost and expense, such endorsement(s) to the Title Policy as Lender may deem reasonably necessary to ensure the Deeds of Trust or Mortgages, as applicable, encumbering the Facilities not so released remain valid Liens against such properties notwithstanding any such release of a Facility, subject only to such title exceptions as were originally shown in the Title Policy.

    B. In addition to the Processing Fee, Borrower shall pay, on or before the proposed substitution is completed, all costs and expenses incurred by Lender in connection with any requested substitution, including, without limitation, all reasonable legal, accounting, appraisal, title company, recording and filing fees and costs, whether such substitution is actually consummated.

4.4    REQUIREMENTS FOR ALL PROPERTIES ADDED TO THE SECURITY POOL.

    A. Not less than ninety (90) days prior to the date Borrower proposes to add a Proposed Facility to the Security Pool, Borrower shall submit a summary report describing basic information for the Proposed Facility, including property type and description, location, tenant mix, leasing information, estimated value and other general information. Lender shall then use reasonable efforts to inform Borrower within three (3) weeks after receiving such summary report, on a non-binding basis, if such property would be acceptable for inclusion in the Security Pool assuming it meets Lender's then current environmental, engineering and underwriting standards and is otherwise acceptable to Lender in its sole discretion ("Preliminary Approval"). After Preliminary Approval of a Proposed Facility, and not less than forty-five (45) days prior to the date Borrower proposes adding a Proposed Facility to the Security Pool, Borrower shall submit the Due Diligence Documents to Lender, together with a Processing Fee (PROVIDED, HOWEVER, that Estoppel Certificates shall be submitted not less than fourteen
(14) days prior to the date Borrower proposes adding a Proposed Facility to the Security Pool). All Proposed Facilities added to the Security Pool shall meet Lender's then current environmental, engineering and underwriting standards and otherwise be acceptable to Lender in its sole discretion. Upon receipt of full and complete Due Diligence Documents and such other documents as Lender shall reasonably require, and upon confirmation by Lender that it has received all such documentation, Lender shall have three (3) weeks to inform Borrower if such property is acceptable for inclusion in the Security Pool. If Lender does not notify Borrower within such three (3) week period of Lender's decision, then Borrower shall provide Lender written notice in the form of EXHIBIT E attached hereto. If Lender has not approved or disapproved such Proposed Facility within seven (7) days of receipt of such notice, then the Proposed Facility shall be deemed approved by Lender.

    B. Prior to any Proposed Facility being added to the Security Pool, Borrower shall have delivered to Lender the Proposed Facility Closing Documents, in form and substance satisfactory to Lender.

    C. Each time a Proposed Facility is added to the Security Pool in accordance with the provisions of SUBSECTIONS 4.2, 4.3 or 5.3, Borrower shall pay Lender a fee equal to 0.6% of the gross purchase price of the Proposed Facility (but in no event less than $10,000); provided the Processing Fee previously submitted to Prudential with respect to such Proposed Facility shall be applied against the 0.6% fee. Notwithstanding the foregoing, Borrower shall have no obligation to pay Lender the 0.6% fee with respect to a Facility being added to the Security Pool solely for purposes of ensuring on-going compliance with the Security Pool Covenants.

    D. Borrower shall pay, on or before the addition of any Proposed Facility to the Security Pool, all costs and expenses incurred by Lender in connection with any request that a Proposed Facility be added to the Security Pool, including, without limitation, all reasonable legal, accounting, appraisal, title company, recording and filing fees and costs, whether such Proposed Facility is actually added to the Security Pool.

    E. Borrower's rights under SUBSECTIONS 4.1, 4.2 and 4.3 (excluding Borrower's rights to add additional Facilities to the Security Pool to ensure on-going compliance with the Security Pool Covenants) shall terminate and be of no further force and effect following the earlier to occur of:

         (i) the date that the sum of (a) the cumulative gross purchase prices of properties added to the Security Pool pursuant to SUBSECTION 4.3 and (b) the initial amount of and the cumulative increases in the Letter of Credit (without giving regard to any reductions pursuant to SUBSECTION 4.1) exceeds $40 million (inclusive of all prior transactions of Trust VI and Trust VII as separate entities) or if a transaction proposed under SUBSECTION
4.1 or 4.3 would cause such threshold to be exceeded; or

         (ii) the date of the closing of the fourth separate transaction whereby Borrower adds one or more Facilities to the Security Pool pursuant to SUBSECTIONS 4.2 or 4.3.

4.5 LETTER OF CREDIT. Lender may, at its option and in addition to other rights and remedies it may have hereunder or under any of the Loan Documents, upon the occurrence of an Event of Default, unconditionally draw on the Letter of Credit in any amount up to the full stated amount thereof and apply the proceeds of such draw or draws in any manner determined by Lender, including, at the option of Lender in its sole discretion, (i) paying down the outstanding principal balance of one or more of the Notes (and paying any Prepayment Premium applicable thereto), and/or (ii) paying or satisfying, in a manner and fashion satisfactory to Lender in its sole discretion, any obligations owing under the Notes or any one of them, whether for principal or interest, or under any of the Loan Documents and/or under the Hazardous Substances Agreements.

5.       RELEASE OF FACILITIES FROM THE SECURITY POOL

5.1      LIEN RELEASES.

    In addition to the Lien Releases executed by Lender in accordance with the provisions of SECTION 4, Lender shall also concurrently release its Liens encumbering one or more of the Facilities, subject to the satisfaction by Borrower of each and every condition precedent set forth in SUBSECTION 5.1A.

    A. The conditions precedent to Lender's obligations under this SECTION 5 are as follows:

         (i) Lender shall have received thirty (30) days prior written notice from Borrower of the proposed partial repayment of the Loan (which shall be in an amount required by clause (iii) below) and the identification of the Facility or Facilities for which a Lien Release is being requested, together with a processing fee equal to $5,000, which shall be fully earned upon delivery of the Lien Release by Lender;

         (ii) there shall exist no Event of Default or Potential Event of Default;

         (iii) Borrower shall have paid in full the Release Price attributable to the particular Facility or Facilities for which a Lien Release is being requested, plus payment of any applicable Prepayment Premium attributable thereto;

         (iv) the outstanding principal balance of the Loan, after giving effect to the application of the Release Price as herein provided, shall continue to be equal to or greater than $20 million;

         (v) Borrower shall provide evidence, in form and substance satisfactory to Lender in its sole discretion that the Security Pool Covenants shall continue to be met, after giving effect to the release of the Facility, PROVIDED, HOWEVER, that if one or more of the Security Pool Covenants is not satisfied and Borrower may, through the prepayment of principal outstanding under the Loan, satisfy such Security Pool Covenant(s), then Borrower may qualify for a Lien Release by paying down a portion of the outstanding principal balance of the Loan which Lender determines is necessary to satisfy the Security Pool Covenant(s) (and paying any Prepayment Premium applicable thereto); PROVIDED FURTHER, HOWEVER, that Lender shall advise Borrower of its determination within fourteen (14) days after Borrower submits to Lender, in detail satisfactory to Lender, in its sole discretion, its written analysis of the effect of the release of the Facility upon the Security Pool Covenants; and

         (vi) Lender shall receive, at Borrower's sole cost and expense, such endorsement(s) to the Title Policy as Lender may deem reasonably necessary to insure the Deeds of Trust or Mortgages, as applicable, encumbering the Facilities not so released remain valid liens against such properties notwithstanding any such release of a Facility, subject only to such title exceptions as were originally shown in the Title Policy.

    B. In addition to the $5,000 processing fee applicable to a Lien Release, Borrower shall pay, on or before the date any Lien Release is granted, all costs and expenses incurred by Lender in connection with any requested Lien Release, including, without limitation, all reasonable legal, accounting, appraisal, title, recording and filing fees and costs, whether such Lien Release is actually consummated.

    C. The Release Price shall be applied first against the Note for the state in which the Facility being released is located, with the balance applied against such other Notes as Lender in its sole discretion shall determine.

5.2 LIEN RELEASES APPLICABLE TO TENANT'S EXERCISE OF PURCHASE OPTIONS IN THEIR LEASES.

    If (i) Smith's Food & Drugs, Inc. ("Smith's") (with respect to Paradise Marketplace), (ii) Woodbridge Group (with respect to Troy Tech II), (iii) Globe Industries, Inc. (with respect to Troy Tech II), or (iv) Mitsubishi Motors of America Credit, Inc. (with respect to Cypress A) exercises its respective purchase option contained in its lease, then Borrower shall be obligated to pay Lender the Release Price, together with the applicable Prepayment Premium, for the applicable Facility, which payment shall be made to Lender on or before the closing date for the transfer to such tenant of its leased premises. Lender's obligation to execute a Lien Release in accordance with this SUBSECTION 5.2 shall otherwise be in accordance with and subject to the terms and conditions of SUBSECTION 5.1A (i), (iii) and (vi) (or SUBSECTION 4.1A (i), (iii), (iv) AND (v) if applicable (provided the execution of a Lien Release shall not constitute a waiver by Lender of any Event of Default or Potential Event of Default that may then exist or occur as a result of such release).

5.3      MATERIAL DAMAGE OR DESTRUCTION.

    In the event of any material damage or destruction to a Facility and provided Borrower does not intend to rebuild or restore such Facility, or upon a material taking by any public or quasi-public authority through condemnation, eminent domain or deed in lieu thereof, and not withstanding anything to the contrary contained in SECTION 8 hereof, Borrower shall have the right to elect not to repair or rebuild the Facility and to deposit with Lender an irrevocable letter of credit in favor of Lender and otherwise in form and content satisfactory to Lender in its sole discretion, with an expiry date not less than thirteen (13) months from its issuance (the "Damage Letter of Credit"). The Damage Letter of Credit shall secure Borrower's obligations hereunder and shall be in an amount equal to the Appraised Value of such Facility, without regard to any damage or destruction. Upon Lender's receipt of the Damage Letter of Credit, Lender shall (i) release the Net Proceeds to Borrower, (ii) release the Lien on the Facility so damaged, destroyed or taken in accordance with the procedures set forth in SUBSECTION 5.1A (without regard to the payment of the Release Price or payment of the $5,000 processing fee) and (iii) permit Borrower to add an additional Facility to the Security Pool and reduce the Damage Letter of Credit in accordance with the procedures set forth in SUBSECTION 4.2 (without regard to the twenty-four (24) month period referred to therein). Borrower's rights under this SUBSECTION 5.3 must be exercised, if at all, by Borrower delivering the Damage Letter of Credit to Lender within one hundred twenty (120) days of the date of the damage, destruction or taking and the exchange rights shall terminate twelve (12) months following the delivery of the Damage Letter of Credit to Lender. At the expiration of the twelve (12) month period referenced herein Borrower shall pay to Lender, as a prepayment under the Notes, the outstanding and undrawn amount of the Damage Letter of Credit, together with any applicable Prepayment Premium. Lender may, at its option and in addition to other rights and remedies it may have hereunder or under any of the Loan Documents, upon the occurrence of an Event of Default, unconditionally draw on the Damage Letter of Credit in any amount up to the full stated amount thereof and apply the proceeds of such draw or draws in any manner determined by Lender, including, at the option of Lender in its sole discretion, (i) paying down the outstanding principal balance of one or more of the Notes, and/or
(ii) paying or satisfying, in a manner and fashion satisfactory to Lender in its sole discretion, any obligations owing under the Notes or any one of them, whether for principal or interest, or under any of the Loan Documents and/or under the Hazardous Substances Agreements.

5.4      MERIDIAN VILLAGE LIEN RELEASE.

    A. Concurrent with the execution of this Agreement, Lender shall release its Lien on Meridian Village, subject to the following conditions:

         (i) there shall exist no Event of Default or Potential Event of Default;

         (ii) Borrower shall provide evidence, in form and substance satisfactory to Lender in its sole discretion that the Security Pool Covenants shall continue to be met, after giving effect to the release of Meridian Village;

         (iii) Lender shall receive, at Borrower's sole cost and expense, such endorsement(s) to the Title Policy as Lender may deem reasonably necessary to insure the Deeds of Trust or Mortgages, as applicable, encumbering the Facilities not so released remain valid liens against such properties notwithstanding any such release of a Facility, subject only to such title exceptions as were originally shown in the Title Policy; and

         (iv) Borrower shall pay, on or before the date any Lien Release is granted, all costs and expenses incurred by Lender in connection with any requested Lien Release, including, without limitation, all reasonable legal, accounting, appraisal, title, recording and filing fees and costs.

6.       REPRESENTATIONS AND WARRANTIES

6.1 REAFFIRMATION OF WARRANTIES AND REPRESENTATIONS; SURVIVAL OF WARRANTIES AND REPRESENTATIONS.

    Any delivery of a Loan Document during the term of this Agreement shall constitute (i) a warranty and representation by Borrower to Lender that there does not then exist an Event of Default or Potential Event of Default, and
(ii) a reaffirmation as of the date of said Loan Document of the representations and warranties of Borrower contained in this SECTION 6 and in each Loan Document and Hazardous Substances Agreement. All representations and warranties of Borrower contained in this Agreement shall survive the execution, delivery and acceptance thereof by the parties hereto and the Effective Date.

6.2      OWNERSHIP OF METRO-SIERRA, PROGRESS CENTER AND INDTENNCO.

    All of the partnership interests, both limited and general, of Metro-Sierra, Progress Center and IndTennCo are held and owned, directly or indirectly, by MIT and shall continue to be so held during the term of the Loan. In no event shall Borrower convey, transfer or consent to transfer, whether by sale, assignment, pledge, hypothecation, operation of law or otherwise, any direct or indirect partnership interest in Metro-Sierra, Progress Center or IndTennCo.

6.3      MUTUAL BENEFITS.

    MIT, Metro-Sierra, Progress Center and IndTennCo (i) are engaged in related businesses, (ii) shall each derive substantial benefit from the ownership and operation of the Facilities, and (iii) could not enjoy and derive such benefits without obtaining the proceeds of the Loan.
Accordingly, each of MIT, Metro-Sierra, Progress Center and IndTennCo represents, warrants and agrees that the proceeds of the Loan shall be used to refinance existing indebtedness which, in each case, was used for, will be used for, and has or will directly or indirectly benefit the operations of the Facilities, and that each of MIT, Metro-Sierra, Progress Center and IndTennCo will derive substantial, direct and indirect benefit from the Loan. Without limiting the generality of the foregoing, each of MIT, Metro-Sierra, Progress Center and IndTennCo acknowledge that it would not be able to obtain mortgage loan financing from Lender at the interest rate of the Loan and on the same terms and conditions of the Term Sheet absent the grant of all of the collateral provided Lender by the Loan Documents and that such proceeds as above described shall directly and substantially benefit each of MIT, Metro-Sierra, Progress Center and IndTennCo.

6.4      QUALIFICATION AS A REIT; PUBLICLY TRADED COMPANY.

    At all times Borrower shall cause to be done all things necessary to maintain, preserve and renew its corporate existence and qualification as a REIT. Without limiting the foregoing and regardless of REIT laws, at all times Borrower shall comply with the following: (i) the stock of Borrower shall be owned by 100 or more persons; and (ii) five or fewer persons shall not own, in the aggregate, fifty percent (50%) or more of the stock of Borrower (by value), directly or indirectly, actually or constructively. At all times Borrower shall cause to be done all things necessary to maintain, preserve and renew its status as a publicly traded corporation listed on the American Stock Exchange or the New York Stock Exchange and in compliance with the rules and regulations of the Securities and Exchange Commission.

6.5      ERISA.

    A. Lender represents and warrants to Borrower that, as of the date of this Agreement and throughout the term of the Loan, the source of funds from which Lender extends the Loan is its General Account, which is subject to the claims of its general creditors under state law; Lender further represents and warrants that it meets conditions for application of the general exemption in Section I of the Proposed Class Exemption for Certain Transactions Involving Insurance Company General Accounts (59 Fed. Reg. 43134
(1994)) ("Class Exemption").

    B. Borrower represents and warrants to Lender that, as of the date of this Agreement and throughout the term of the Loan, (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Borrower do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

    C. Borrower represents and warrants to Lender that, as of the date of this Agreement Borrower is not a "governmental plan" within the meaning of
Section 3(32) of ERISA.

    D. Borrower covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" or a "governmental plan"; and (ii) one or more of the following circumstances is true:

         (1) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b) (2);

         (2) Less than twenty-five percent (25%) of all equity interests in Borrower are held by

                   "benefit plan investors" within the meaning of 29 C.F.R.
                   Section 2510.3-101(f)(2);

         (3) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e); or

         (4) No equity interest in Borrower is held directly or indirectly by an employee benefit plan subject to ERISA.

    E. Any of the following shall constitute an Event of Default entitling Lender to exercise any and all remedies to which it may be entitled under the Loan Documents: (i) the failure of any representation or warranty made by Borrower under this SUBSECTION 6.5 to be true and correct in all respects,
(ii) the failure of Borrower to provide Lender with the written certifications and evidence referred to above, or (iii) assuming that the Class Exemption referred to in SUBSECTION 6.5A is granted in substantially the form proposed and relying on Lender's representations in SUBSECTION 6.5A, the consummation by Borrower of a transaction which would cause the Agreement or any exercise of Lender's rights under the Loan Documents to constitute a non-exempt prohibited transaction under ERISA, subjecting Lender to liability for violation of ERISA.

    F. Borrower shall indemnify, protect and defend and hold Lender harmless from and against all loss, cost, damage and expense (including attorneys' fees and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be reasonably required, as determined by Lender) that Lender may incur, directly or indirectly, as a result of a default under SUBSECTION 6.5E; provided that this SUBSECTION 6.5 shall not apply to any loss, cost or damage or expense that is the result of the failure of representation or warranty made by Lender under this SUBSECTION 6.5 to be true and correct in all respects. This indemnity shall survive any termination, satisfaction or foreclosure of the Mortgage.

    G. Anything in PARAGRAPH 4.2 of any of the Deeds of Trust or Mortgages or elsewhere in the Loan Documents to the contrary notwithstanding, no sale, assignment or transfer of any direct or indirect interest in Borrower shall be permitted which would negate Borrower's representations in this SUBSECTION
6.5 or cause this Agreement (or any exercise of Lender's rights under the Loan Documents) to constitute a violation of any provision of ERISA, as reasonably determined by Lender.

    H. Anything in PARAGRAPH 4.2 of any of the Deeds of Trust or Mortgages or elsewhere in the Loan Documents to the contrary notwithstanding, no direct or indirect transfer of the Property or any interest therein including a junior lien or leasehold interest, shall be permitted which would cause this Agreement (or any exercise of Lender's rights under the Loan Documents) to constitute a violation of ERISA or any applicable state statute regulating a governmental plan, as reasonably determined by Lender.

    I. Anything in this Agreement to the contrary notwithstanding, not less than fifteen (15) days before consummation of a transfer of title to any Facility or of an interest in Borrower, or of any direct or indirect right, title or interest in either of them, excluding transfers of publicly-traded interests, or of the placing of any lien or encumbrance on any Facility, Borrower shall obtain from the proposed transferee or lienholder a representation to Lender in form and substance satisfactory to Lender that SUBSECTION 6.5D will be true after the transfer; and further provided that any proposed lienholder agrees that any direct or indirect transfer of its lien or any interest herein will be governed by this SUBSECTION 6.5.

7.       LEASING AND AGREEMENTS

7.1      LEASING.

    A. Borrower may enter into new Leases of space in the Facilities without the prior written consent of Lender if no Event of Default or Potential Event of Default shall then exist, and each of the following conditions has been satisfied: (i) the term of such new Lease, including extension options, does not exceed ten (10) years; (ii) such new Lease is for less than 50,000 gross leasable square feet for industrial properties and less than 15,000 gross leasable square feet for retail properties; (iii) the rental provisions contained in such new Lease are fair market rental rates for comparable rental space in the applicable market; (iv) such new Lease is drafted, negotiated, documented and entered into by Borrower in accordance with Approved Manager Business Practices (as defined below); and (v) any new Lease of space in a Facility shall not contain any option or other right to acquire all or any part of the Facility, require Lender following any foreclosure, transfer by deed in lieu of foreclosure or similar transfer to undertake or be bound by any obligation to construct improvements or otherwise expend funds which are capital in nature, except for items of ordinary maintenance and repair, or contain an asbestos, environmental, or hazardous substances indemnification in favor of a tenant unless such indemnification would be extinguished by foreclosure, transfer by deed in lieu of foreclosure, or similar transfer of the Facility. Any existing Lease of space or new Lease of space in a Facility that complies with each of the terms set forth in SUBSECTION 7.1A(i) through (v) inclusive shall be hereinafter referred to as an "Approved Lease".

    B. In addition, if no Event of Default or Potential Event of Default then exists, then Borrower may, without the prior written consent of Lender, amend or modify or alter in any manner, terminate, revise, excuse, condone, discount, set-off, compromise or in any other manner release or discharge tenants under any Approved Lease so long as the Security Pool Covenants continue to be satisfied after giving affect to the amendment or modification, any such amendment or modification is consistent with Approved Manager Business Practices (as defined below), and any such modification or amendment would not cause such Lease to fail to satisfy the minimum requirements for qualification as an Approved Lease as set forth in SUBSECTION 7.1A(i) through (v) inclusive, hereof. As used herein, "Approved Manager Business Practices" shall mean the ordinary business practices and procedures employed in good faith by the manager of the Facilities in connection with the leasing of space in, and the management of, first class industrial or retail properties, as applicable. If no Event of Default or

Potential Event of Default then exists, Borrower may terminate any Approved Lease, without the consent of Prudential, if such termination is based on Approved Manager Business Practices and if the Security Pool Covenants shall continue to be satisfied after giving affect to the termination.

    C. Borrower shall not, without the prior written consent of Lender, (1) except as permitted by the foregoing provisions of this SUBSECTION 7.1 which apply to Approved Leases or as may be required under the terms of any existing Lease, lease any part of a Facility or renew or extend any Leases;
(2) except as permitted by the foregoing provisions of this SUBSECTION 7.1 which apply to Approved Leases or as may be required under the terms of any existing Lease, terminate, amend, modify or alter in any manner any Leases, or waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge tenants under any Leases from any obligations, covenants, conditions and agreements by such tenants to be kept, or account or consent to any surrender of the Leases (except as required by terms of the Lease); (3) receive or collect any rents for a period of more than one month in advance; (4) further assign the Leases or pledge, transfer, mortgage or otherwise encumber or assign future payments of rents, (5) except as permitted by the foregoing provisions of this SUBSECTION 7.1 which apply to Approved Leases, commence an action of ejectment or summary proceedings for dispossession of the tenants under any Leases; (6) consent to a change in the permitted use of the premises; (7) except as permitted by the foregoing provisions of this SUBSECTION 7.1 which apply to Approved Leases or as may be required under the terms of any existing Lease, consent to any subletting of a Facility or any part thereof, or to assignment of the leases by lessees thereunder or to any assignment or further subletting by any sublessees; or
(8) undertake any action with respect to any Lease which constitutes an Approved Lease that would cause such Lease to no longer constitute an Approved Lease.

    D. Lender's consent to the execution, amendment, modification or termination of a Lease shall be granted or denied within five (5) business days after Lender receives a SECOND written request for such consent (which second written request shall be given not less than fifteen (15) business days after the first such request) stating that it is a second notice and specifying the provision of the Loan Administration Agreement pursuant to which it is given. If Lender fails to grant or deny such consent within the above-specified time period, such Lease or Lease amendment, modification or termination shall be deemed to have been approved by Lender. Lender's processing fees for each proposed Lease or Lease amendment, modification or termination reviewed by Lender is $500, which amount shall be payable by Lender on demand, in addition to Lender's reasonable attorneys' fees and expenses incurred in connection with such review, whether or not such consent is granted. No fee shall be due or payable in connection with any execution, amendment, modification or termination of a Lease for which no Lender review or consent is required under this SUBSECTION 7.1.

7.2      NON-DISTURBANCE AGREEMENTS.

  A. For any Approved Lease and any other lease approved by Landlord in writing (collectively, a "Qualifying Lease"), and provided that in the negotiation of said Lease Borrower uses commercially reasonable efforts not to agree to obtain the agreement of Lender to execute a non-disturbance agreement with the tenant thereunder, Lender agrees to enter into an agreement with the tenant under any Qualifying Lease (providing said tenant shall have first executed said agreement), prepared on Lender's then current standard form of non-disturbance and attornment agreement from time to time in effect (the "Standard Non-Disturbance Form"), whereby Lender agrees that in the exercise of any foreclosure remedies Lender will not disturb such tenant in its possession of the demised premises, provided that the tenant thereunder is not then in default under its respective Lease. Upon request of Borrower, Lender will provide Borrower with a copy of its current Standard Non-Disturbance Form. Notwithstanding anything in the foregoing to the contrary, Lender shall not agree to be:

         (i) liable for (a) any act, neglect, fault or omission of any prior lessor (including Borrower) or (b) any breach of any representation or warranty of any prior lessor (including Borrower) contained in the Lease; or

         (ii) subject to any offsets, defenses or rights of offset (whether arising under the Lease, at law, in equity or otherwise) which the tenant might have against any such prior lessor (including Borrower); or

         (iii) bound by any prepayment of rent for more than one (1) calendar month; or

         (iv) bound by any representation or warranty of any prior lessor (including Borrower) pursuant to the Lease; or

         (v) bound by any amendment or change in any term of the Lease or by any waiver of any term of the Lease which was not approved in writing by Borrower; or

         (vi) liable for the return of any security deposit delivered to any prior lessor (including Borrower) unless such security deposit shall have been separately delivered to Lender; or

         (vii) bound by any obligation to construct improvements or otherwise expend funds which are capital in nature, except for items of ordinary maintenance and repair; or

         (viii) bound by any option or other right to acquire all or any part of a Facility; or

         (ix) bound by any asbestos, environmental or hazardous substances indemnification in favor of a tenant.

         Borrower shall pay Lender the lease review fee provided in SUBSECTION
7.1 in connection with the review of the applicable Lease and/or the preparation of any non-disturbance agreement, in addition to Lender's reasonable attorney's fees and expenses incurred in connection with the review and preparation, whether or not such non-disturbance agreement is executed.

7.3      SMITH'S PURCHASE OPTION.

  Pursuant to a Fourth Amendment to Lease dated September 20, 1994, Borrower paid to Smith's $25,000 to obtain the right to cancel the purchase option contained in the Smith's lease, which right must be exercised prior to September 19, 1995. Borrower covenants and agrees that during its ownership of Paradise Marketplace it shall either (i) maintain in effect a written agreement with Smith's to unconditionally terminate Smith's purchase option for an amount not to exceed $600,000 (and pay any option fee or other consideration necessary to extend such option), or (ii) exercise its right to terminate Smith's purchase option by paying Smith's the contract amount. Borrower shall provide evidence to Lender of its compliance with the provisions of this SUBSECTION 7.3 on an on-going basis.

8.   CASUALTIES AND CONDEMNATION

8.1  INSURANCE PROCEEDS.

  With respect to any loss or damage to a Facility caused by fire or other casualty exceeding in any one instance the sum of Two Hundred Fifty Thousand Dollars ($250,000):

  A. Borrower will notify Lender in writing promptly after loss or damage caused by fire or other casualty to all or any part of a Facility, and prior to the making of any repairs thereto. Borrower will furnish to Lender within sixty
(60) days after such loss or damage (i) preliminary plans and specifications for the repair and reconstruction of the Facility (the "Preliminary Plans and Specifications"); and (ii) evidence satisfactory to Lender (1) of the cost of repair or reconstruction in accordance with the Preliminary Plans and Specifications, (2) that sufficient funds are available and/or committed for the benefit of Lender, including insurance proceeds, funds provided by Borrower, payment and performance bond, or otherwise, to complete such repair or reconstruction, and (3) that such repair or reconstruction may be completed in accordance with all applicable Laws and Restrictions within the time frame described in SUBSECTION 8.1C.(v) and that all necessary permits and approvals have been or will be obtained.

  B. All insurance proceeds on account of any damage to a Facility shall be payable to, and deposited with, Lender.

Lender, at its sole option, may (i) subject to SUBSECTION 8.1C, apply such insurance proceeds in payment of the Indebtedness or in satisfaction of any other Obligation in such order as Lender may determine, (ii) use such insurance proceeds to repair or reconstruct the Improvements, (iii) release such insurance proceeds to Borrower for repair or reconstruction of the Improvements in accordance with the procedures described in SUBSECTION 8.1E, or (iv) divide such proceeds in any manner among any such application, use or release. No such application, use or release shall, however, extend or postpone the due date of any installments under the Note or change the amount of such installments or cure or waive any Event of Default or notice of Event of Default under the Loan Documents or invalidate any act done pursuant to such notice.

  C. Notwithstanding the provisions of SUBSECTION 8.1B, if all or any part of a Facility is damaged or destroyed (and Borrower has not made an election under SUBSECTION 5.3 not to repair or rebuild) or any part of a Facility is taken by any public or quasi-public authority through condemnation, eminent domain, deed in lieu thereof, or otherwise, Lender shall make the net amount of all insurance proceeds and condemnation awards received by Lender after deduction of Lender's reasonable costs and expenses, if any, in collection of the same and costs associated with Lender's review of the Preliminary Plans and Specifications and other costs associated with disbursement of such proceeds (the "Net Proceeds"), available for the repair and reconstruction of a Facility (or so much thereof as was not condemned) pursuant to the procedures described in SUBSECTION 8.1E, provided that (i) no Event of Default or Potential Event of Default shall have occurred and shall be continuing, (ii) Borrower has complied with the provisions of SUBSECTION 8.1A and Lender has approved in its reasonable discretion the Preliminary Plans and Specifications, (iii) Borrower shall proceed with the reconstruction of a Facility as nearly as possible to the condition it was in immediately prior to the occurrence of such casualty or taking or better (the "Occurrence") and in accordance with the Preliminary Plans and Specifications (and any changes thereto reasonably approved by Lender) as promptly as is practicable after the Occurrence, but in no event later than three (3) months after the Occurrence, (iv) Lender shall be satisfied that no

Leases with an aggregate rentable square footage of fifty percent (50%) or more of the total rentable square feet contained in the Facility prior to the Occurrence, shall be terminated as a result of the Occurrence, (v) Lender shall be satisfied that such reconstruction can be completed no later than twelve (12) months after the Occurrence (or such longer period as may be required in Lender's reasonable discretion, up to a maximum period of eighteen (18) months) (vi) Lender shall be satisfied that the reconstruction can be completed at a cost which does not exceed the Net Proceeds or, in the event the cost of such restoration exceeds the Net Proceeds, Borrower shall have satisfied the requirements set forth in SUBSECTION 8.1F(i) or SUBSECTION 8.1F(ii), (vii) Lender shall be satisfied that Borrower (whether with rental loss insurance proceeds or otherwise) will continue to be able to timely pay all payments as they become due on the Indebtedness during such period of repair and reconstruction, (viii) Borrower shall cause such reconstruction to be completed with due diligence as promptly as possible after commencement, but in no event later than twelve (12) months after the Occurrence (or such longer period as may be required in Lender's reasonable discretion, up to a maximum period of eighteen (18) months), (ix) Lender determines that repair or reconstruction is economically feasible and that the Security Pool Covenants shall continue to be satisfied at all times, and (x) Borrower shall have entered into a general construction contract acceptable in all respects to Lender for completion of the repair or reconstruction, which contract must include provision for a retainage of not less than ten percent (10%) until full completion of the repair or reconstruction.

  D. Lender shall be entitled to settle and adjust all insurance claims during an Event of Default or Potential Event of Default and Lender's written consent shall be required for any claims for damages of more than $500,000, and Lender may deduct and retain from the proceeds of any insurance the amount of all reasonable expenses incurred by Lender in connection with any settlement or adjustment.

  E. The Net Proceeds and any additional funds deposited by Borrower with Lender shall constitute additional security for the Loan and shall, if the amount is over $500,000, be deposited in an interest-bearing account. Borrower shall execute, deliver, file and/or record, at its own expense, such documents and instruments as Lender deems necessary or advisable to grant to Lender a perfected, first priority security interest in the Net Proceeds and such additional funds. Lender shall pay the Net Proceeds to the Borrower from time to time during the course of the restoration, subject to the following terms and conditions:

    (1) The work shall be administered and overseen by an architect or engineer approved by Lender ("Architect"). Complete copies of the final plans and specifications for the work (the "Final Plans and Specifications"), approved by all governmental authorities whose approval is required, and bearing the sealed and signed approval thereof by the Architect and accompanied by the Architect's signed estimate of the entire cost of completing the work, shall be delivered to Borrower;

    (2) Each request for payment shall be made upon seven (7) days' prior notice to Lender and shall be accompanied by a certificate to be made by the Architect stating that (i) all of the work completed has been done in compliance with the Plans and Specifications, as approved by Lender, (ii) the sum requested is justly required to reimburse Borrower for payments by Borrower to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services and materials for the work (giving a brief description of such services and materials) and, when added to all sums previously paid out by Lender, does not exceed the value of the work done to the date of such certificate, and (iii) the amount of such proceeds remaining with Lender are sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as Lender may require an estimate of the cost of such completion);

    (3) Each request shall be accompanied by waivers of lien satisfactory to Lender covering that part of the work for which payment or reimbursement is being requested and, if required by Lender, by a search prepared by a title company satisfactory to Lender, that there has not been filed with respect to the Facility any mechanics', materialmen's or other lien;

    (4) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by any Laws and Restrictions for legal occupancy of the Improvements;

    (5) Borrower shall deliver to Lender certified or photostatic copies of all permits and approvals required by any Laws and Restrictions in connection with the commencement and conduct of the work; and

    (6) Borrower shall deliver to Lender a surety bond for and/or guaranty of the payment for and completion of the work, which bond or guaranty shall be in form and substance satisfactory to Lender and in an amount not less than the Architect's estimate of the entire cost of completing the work.

  F. Notwithstanding anything to the contrary contained herein, or in any of the insurance policies, all proceeds paid to Borrower under such policies shall immediately be delivered to Lender. If the Net Proceeds exceed the costs of completion of the restoration of a Facility, such excess proceeds shall belong and be retained by and/or paid over to Lender to be applied against the Indebtedness. If at any time the Net Proceeds shall not, in Lender's opinion, be sufficient to pay in full the balance of the costs which will be incurred in connection with the repair and reconstruction of a Facility and all payments as they come due on the Indebtedness and all other obligations which are or may be secured by a lien on a Facility during the reconstruction period, Borrower shall, prior to receiving any further disbursement, either (i) complete, using its own funds and not borrowed funds, such portion of the reconstruction as shall be sufficient to render the Net Proceeds sufficient to complete the reconstruction, or (ii) deposit the deficiency with Lender before any further disbursement of the Net Proceeds shall be made, which deficiency deposit shall be held by Lender in an interest bearing special account and shall be disbursed on the same conditions applicable to the Net Proceeds. Lender shall remit to Borrower the balance, if any, of any such deficiency deposit remaining after completion of the reconstruction.

8.2    ADDITIONAL PROVISIONS RELATING TO CONDEMNATION.
Borrower, immediately upon obtaining knowledge of the commencement of any proceedings for the condemnation of an entire Facility or any material part thereof, will notify Lender of the pendency of such proceedings. Lender may participate in any such proceedings and Borrower from time to time will deliver to Lender all instruments requested by Lender to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Lender. Lender shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings the Lender may be represented by counsel selected by the Lender, the cost of such counsel to be borne by Borrower. The proceeds of any award or compensation so received shall, at the option of Lender, either be applied to the prepayment of the Indebtedness or be paid over to the Borrower for restoration of the Improvements in accordance with the provisions of SUBSECTION 8.1C. Borrower hereby unconditionally and irrevocably waives all rights of a property owner under applicable law providing for the allocation of condemnation proceeds between a property owner and a lien holder.


9.     EVENT OF DEFAULT

9.1 DEFINITION. If one or more of the following events shall have occurred and be continuing:

  A. Borrower shall fail to pay within five (5) days of the date when due any part of the Indebtedness;

  B.  Borrower shall be in default under any of the Security Pool Covenants;

  C. Subject to SUBSECTION 9.4, Borrower shall fail to timely observe, perform or discharge any Obligation or any material obligations on its part to be performed or observed under any other agreement relating to a Facility (including, without limitation, obligations under the CRE Debt) other than as described in SUBSECTIONS 9.1A, C, D, E, F, G, H, I AND J, and any such failure shall remain unremedied for thirty (30) days or such lesser period as may be otherwise specified in the applicable Loan Document or agreement (the "Grace Period") after notice to Borrower of the occurrence of such failure; provided, however, that the Grace Period may be extended to ninety (90) days if: (a) Lender determines in good faith that (i) such default cannot be cured within the Grace Period but can be cured within ninety (90) days, (ii) no lien or security interest created by the Loan Documents shall be impaired prior to the completion of such cure, and (iii) Lender's immediate exercise of any remedies provided hereunder or by law is not necessary for the protection or preservation of a Facility or Lender's security interest therein, and (b) Borrower shall immediately commence and diligently pursue the cure of such default;

  D. Borrower shall fail to timely observe, perform or discharge any provision of paragraph 4.2 of any Deed of Trust or Mortgage;

  E. Borrower, as lessor or sublessor, as the case may be, shall assign the rents or income of a Facility or any part thereof (other than to Lender) without first obtaining the written consent of Lender;

  F. Default by Borrower after the expiration of all applicable grace or cure periods under any agreement other than the Loan Documents to which Borrower is a party, which agreement relates to the borrowing of money by Borrower from any Person, and such default might have a material adverse effect upon the value or the operation of a Facility, or the security for the Loan;

  G. Any representation or warranty made by Borrower in, under or pursuant to the Loan Documents was false or misleading in any material respect as of the date on which such representation or warranty was made or deemed remade;

  H. Any claim or lien shall be filed against a Facility or any part thereof, whether or not such lien shall be prior to this Mortgage, which shall be maintained for a period of thirty (30) days without discharge, satisfaction or adequate bonding;

  I. Any of the Loan Documents, the Hazardous Substances Agreements or the Fraudulent Conveyance Indemnity Agreement, at any time after their respective execution and delivery and for any reason, other than an act or omission of Lender, shall cease to be in full force and effect or be declared null and void, or shall cease to constitute valid and subsisting liens and/or valid and perfected security interests in and to a Facility, or Borrower shall contest or deny in writing that it has any further liability or obligation under any of the Loan Documents; or

  J. Default by Borrower after the expiration of all applicable grace or cure periods, if any, under the Hazardous Substances Agreements or the Fraudulent Conveyance Indemnity Agreement,

  THEN and in any such event Lender may, by written notice delivered to Borrower, declare Borrower to be in default. Upon the occurrence of such event and the giving of such notice where required, the same shall constitute an event of default (an "Event of Default").

9.2 BANKRUPTCY. It shall constitute an Event of Default and a bankruptcy default (a "Bankruptcy Default") hereunder without the requirement of any notice if one or more of the following events shall have occurred and be continuing:

  A. Borrower, or any general partner of Borrower, any parent company of such partner, or any other owner of a Facility or any interest therein, if other than a Loan Party

(individually, an "Affected Party," collectively, the "Affected Parties"), generally fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors;

  B. Any Affected Party commences any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeks to have an order for relief entered against it as debtor, or seeks appointment of a receiver (a "Receiver"), for it or for all of any substantial part of its property (collectively, a "Proceeding");

  C. Any Affected Party shall take any action to authorize any of the actions set forth above in clause (2);

  D. Any Proceeding is commenced against any Affected Party, and such Proceeding (i) results in an entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof, or (ii) remains undismissed for an aggregate of forty-five (45) days (whether or not consecutive); or

  E. A Receiver shall have been appointed with respect to (i) any Affected Party; or (ii) all or any substantial part of the property of any Affected Party.

9.3 ACCELERATION. Upon the occurrence of a Bankruptcy Default, all of the Indebtedness shall become immediately due and payable together with any prepayment fee due in accordance with the terms of the Notes, without presentment, demand, protest or notice of any kind. Upon the occurrence of any other Event of Default, Lender may at any time declare all of the Indebtedness to be due and payable and the same shall thereupon become immediately due and payable, together with any prepayment fee due in accordance with the terms of the Notes, without any further presentment, demand, protest or notice of any kind. Upon the occurrence of an Event of Default, Lender may, in its sole discretion, also do any of the following:

    (i) in person, by agent, or by a Receiver, and without regard to the adequacy of security, the solvency of Borrower or the condition of the Facilities, enter upon and take possession of one or more of the Facilities, or any part thereof, in its own name and do any acts which Lender deems necessary to preserve the value, marketability or rentability of such Facilities; sue for or otherwise collect the rents, issues and profits therefrom, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, against the Indebtedness, all in such order as Lender may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice;

    (ii) commence an action to foreclose one or more of the Deeds of Trust or Mortgages in the manner provided thereunder or by law;

    (iii) with respect to any Personalty (as defined in the applicable Deed of Trust or Mortgage, proceed as to both the real and personal property in accordance with Lender's rights and remedies in respect of the Facility, or proceed to sell said Personalty separately and without regard to the Land in accordance with Lender's rights and remedies as to personal property;

    (iv) deliver to Borrower a written declaration of default and demand for sale, and a written notice of default and election to cause one or more of the Facilities to be sold, which notice Lender shall cause to be duly filed for record.

9.4  DEFINITION OF MATERIALITY IN CERTAIN CIRCUMSTANCES.

     Lender hereby confirms that for purposes of SUBSECTION 9.1C of this Agreement, an Event of Default shall not exist for any breach of a "non-material obligation". For purposes of this SUBSECTION 9.4, a "non-material obligation" shall mean an agreement the breach of which would not have a material adverse effect upon the business, properties or condition (financial or otherwise) or the operations of Borrower as a whole, or upon the Security Pool, as a whole. Notwithstanding the foregoing, in no event shall any of the following agreements be considered a "non-material obligation": (i) the Loan Documents, (ii) the Hazardous Substances Agreements, (iii) the Fraudulent Conveyance Indemnity Agreement, (iv) any obligations related to the CRE Debt, (v) any leases with respect to any Facility, (vi) any agreement which relates to the borrowing of money by Borrower, and (vi) any reciprocal easement agreement affecting a Facility.


10.  LIMITATION ON PERSONAL LIABILITY

THE PROVISIONS OF THIS SECTION 10 SHALL CONTROL AND SUPERSEDE ANY CONTRARY PROVISION IN ANY LOAN DOCUMENT OR HAZARDOUS SUBSTANCES AGREEMENT RESPECTING THE PERSONAL LIABILITY OF BORROWER.


10.1 LIMITED RECOURSE. Except as expressly set forth in SUBSECTION 10.2, the recourse of Lender with respect to the Indebtedness shall be solely to the property encumbered by the Deeds of Trust and/or Mortgages and any Letter of Credit or other sums or other property then on deposit with or in which Lender then has a security interest.

10.2 LIMITATIONS ON NON-RECOURSE. Notwithstanding anything to the contrary contained in any Loan Document, nothing shall be deemed in any way to impair, limit or prejudice at any time or from time to time the rights of Lender:

     (i) in foreclosure proceedings or in any ancillary proceedings brought to facilitate Lender's foreclosure on one or more Facilities or any portion thereof;

     (ii) to recover from Borrower damages or costs (including without limitation reasonable attorneys fees) incurred by Lender as a result of waste by Borrower;

     (iii) to recover from Borrower any condemnation or insurance proceeds attributable to the Property which were not paid to Lender or used to restore in accordance with the terms of this Agreement.

     (iv) to recover from Borrower any rents, profits, security deposits, advances, rebates, prepaid rents or other similar sums attributable to the Facilities collected by or for the Borrower following an Event of Default and not properly applied to the reasonable fixed and operating expenses of the applicable Facility, including payments of the Loan;

     (v) to pursue the personal liability of Borrower under the provisions of SUBSECTION 6.5 hereof, including any indemnification provisions under said subsection;

     (vi) to exercise any specific rights or remedies afforded Lender under any other provisions of the Loan Documents that are not inconsistent with SUBSECTION 10.1 hereof;

     (vii) to recover from Borrower the amount of any unpaid taxes, assessments, utility charges, and/or the proceeds of any purchase option exercised by any tenant under a Lease and not paid to Lender effecting any Facility and to collect from Borrower any sums expended by Lender necessary to fulfill the obligations of Borrower, as lessor, under any leases affecting the Facility prior to foreclosure;

     (viii) to pursue any personal liability of Borrower under the Hazardous Substances Agreements;

     (ix) to pursue any personal liability of Borrower under the Fraudulent Conveyance Indemnity Agreement

     (x) executed by Borrower in favor of Lender as of the Effective Date; to recover from Borrower all legal fees and costs (including any allocated costs of in-house counsel to the extent not redundant with services performed by outside counsel) and other expenses incurred by Lender in enforcing any right it may have under the Loan Documents following an Event of Default;

     (xi) to recover from Borrower for all damages incurred by Lender as a result of Borrower's execution, amendment, modification or termination of any Lease without the prior written consent of Lender if such consent is required under the terms of this Agreement; and

     (xii) to recover from Borrower for all damages incurred by Lender as a result of any material misrepresentation by Borrower in connection with any Facility or the Loan Documents.


10.3 FURTHER LIMITATION. The agreement contained in this SECTION 10 to limit the personal liability of Borrower shall become either null and void and of no further force of effect (as to SUBSECTIONS i and ii) or limited as provided below (as to SUBSECTIONS III and IV) in the event:

     (i) of any breach or violation of PARAGRAPH 4.2 of any Deed of Trust or Mortgage; or

     (ii) of any fraud by Borrower in connection with the Facilities or the Loan Documents; or

     (iii) that a default shall have occurred under a Hazardous Substances Agreement, unless prior to the expiration of any cure period relating to such default, (i) such default shall have been duly and completely cured and (ii) any claims by any party arising out of or relating to such default, which are pending, threatened, or reasonably anticipated against Borrower, or the Facility shall have been duly paid, settled or waived (provided such recourse liability shall be limited to the Appraised Value of the Facility without regard to any environmental impairment); or

     (iv) any Facility is determined to be "environmentally impaired" pursuant to the provisions of Section 726.5 of the California Code of Civil Procedure or any other similar state statute in the jurisdiction where the Facility is located (provided such recourse liability in connection with such Facility shall be limited to the Appraised Value of the Facility without regard to any environmental impairment).


11.   WAIVERS

11.1  WAIVER OF SUBROGATION AND CONTRIBUTION.

      A. Each of MIT, Metro-Sierra, Progress Center and IndTennCo hereby absolutely and irrevocably waives any and all (a) rights which it may have or may now or hereafter acquire by way of subrogation, reimbursement or indemnity against each other by virtue of any action taken by Lender with respect to any of its rights or remedies under any of the Loan Documents or otherwise (including, without limitation, by reason of any payments made by MIT, Metro-Sierra, Progress Center or IndTennCo as the case may be, with respect to any of the Notes), and (b) other claims or rights against each other relating to this Agreement, the Loan Documents or any of the obligations of each other to Lender.

      B. EACH OF MIT, METRO-SIERRA, PROGRESS CENTER AND INDTENNCO ACKNOWLEDGES AND AGREES THAT PURSUANT TO THE FOREGOING PARAGRAPH, IT HAS WAIVED, AMONG OTHER SPECIFIC RIGHTS GRANTED TO IT AT LAW OR IN EQUITY, ITS RIGHTS, IF ANY TO SUBROGATION, REIMBURSEMENT AND/OR INDEMNITY AGAINST EACH OF THE OTHER BORROWERS. SUCH WAIVER INCLUDES, WITHOUT LIMITATION, A WAIVER OF EACH OF MIT, METRO-SIERRA, PROGRESS CENTER AND INDTENNCO RIGHTS THROUGH SUBROGATION, AFTER PAYMENT OF ITS OBLIGATIONS UNDER ANY OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE APPLICATION OF SUCH PAYMENT

BY LENDER TO THE INDEBTEDNESS EVIDENCED BY ANY NOTE WITH RESPECT TO WHICH IT IS NOT THE MAKER, TO BE SUBSTITUTED IN PLACE OF LENDER WITH RESPECT TO THE OBLIGATIONS OF SUCH OTHER BORROWER SUCH THAT IT COULD SUCCEED TO LENDER'S RIGHTS, REMEDIES AND/OR SECURITY RELATING TO SUCH OBLIGATIONS AND ASSERT A CLAIM AGAINST SUCH OTHER BORROWER. CERTAIN AUTHORITIES HAVE DETERMINED THAT, IN THE ABSENCE OF AN EFFECTIVE WAIVER, PARTICULAR ACTIONS OF A LENDER THAT IMPAIR OR DESTROY A GUARANTOR'S OR OTHER SURETY'S SUBROGATION RIGHTS COULD PROVIDE SUCH GUARANTOR OR OTHER SURETY WITH A DEFENSE TO THE PAYMENT AND PERFORMANCE OF ITS OBLIGATIONS UNDER ITS GUARANTY OR OTHER SURETY OBLIGATION. BY WAY OF
EXAMPLE, BUT NOT OF LIMITATION, COURTS HAVE HELD THAT, ABSENT AN EFFECTIVE WAIVER, A GUARANTOR OR OTHER SURETY MAY BE EXONERATED FROM ITS OBLIGATIONS
UNDER A GUARANTY OR OTHER SURETY OBLIGATION, AS APPLICABLE, IF A LENDER COMPROMISES OR EXTINGUISHES THE GUARANTOR'S OR OTHER SURETY'S, AS THE CASE
MAY BE, SUBROGATION RIGHTS BY ELECTING TO FORECLOSE NON-JUDICIALLY, BY POWER
OF SALE, ON REAL PROPERTY SECURITY THEREBY INVOKING THE DEFICIENCY BAR OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 580D. EACH OF MIT, METRO-SIERRA, PROGRESS CENTER AND INDTENNCO AGREES THAT SUCH DEFENSES ARE INAPPLICABLE IN LIGHT OF ITS IRREVOCABLE WAIVER OF SUBROGATION, REIMBURSEMENT AND/OR
INDEMNITY RIGHTS AGAINST EACH OTHER SET FORTH IN THE FOREGOING PARAGRAPH AND THAT NO ACTION BY LENDER IN ENFORCING ITS RIGHTS AND REMEDIES AGAINST SUCH
OTHER BORROWER OR OTHERWISE MAY COMPROMISE OR EXTINGUISH SUCH RIGHTS BECAUSE EACH SUCH RIGHT HAS BEEN IRREVOCABLY WAIVED BY IT HEREUNDER. EACH OF MIT, METRO-SIERRA, PROGRESS CENTER AND INDTENNCO HEREBY ACKNOWLEDGES THAT IT HAS
BEEN NOTIFIED OF THE NATURE OF ALL OF ITS RIGHTS AND DEFENSES AS A GUARANTOR
OR SURETY AND HAS KNOWINGLY AND WITH THE ADVICE OF LEGAL COUNSEL WAIVE SUCH RIGHTS AND DEFENSES AS SET FORTH HEREIN. EACH OF THE WAIVERS CONTAINED
HEREIN WERE SEPARATELY BARGAINED FOR.

INITIALS:
               -------  -------  -------  -------

11.2  OBLIGATIONS INDEPENDENT; WAIVERS.

      A.   Each of MIT, Metro-Sierra, Progress Center and IndTennCo agrees that
(i) its obligations and liabilities under any of the Loan Documents to which it is a party are joint and several and are independent of and in addition to the undertakings of any other Borrower pursuant to the Loan Documents to which such other Borrower is a party, any Note(s) made and delivered by such other Borrower in connection therewith or any other collateral security given to secure the same, (ii) a separate action may be brought to enforce the provisions of such Loan Documents whether any other Borrower is a party in any such action or not,
(iii) Lender may at any time, or from time to time, in its sole discretion (a) extend or change the time of payment and/or performance and/or the manner, place or terms of payment and/or performance of all or any of the obligations secured by such Loan Documents; (b) exchange, release and/or surrender all or any of the collateral security, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Lender in connection with all or any of such obligations; (c) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, in the manner permitted by law and after giving any notice which may be required, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale may be applied by Lender upon all or any of such sale may be applied by Lender upon all or any of such obligations; and (d) settle or compromise with such other Borrower, and/or any other person liable thereon, any and all of such obligations, and/or subordinate the payment of same, or any part thereof, to the payment of any other debts or claims, which may at any time be due or owing to Lender and/or any other person or corporation, and (iv) Lender shall be under no obligation to marshal any assets in favor of MIT, Metro-Sierra, Progress Center or IndTennCo as the case may be, or in payment of any or all of such Obligations.

      B. Each of MIT, Metro-Sierra, Progress Center and IndTennCo hereby waives (i) presentment, demand, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to any of the obligations secured by any of the Loan Documents to which it is a party and this Agreement, and promptness in commencing suit against any party thereto or liablethereon, and/or in giving any notice to or making any claim or demand hereunder upon it, (ii) any right to require Lender to (a) proceed against other Borrower liable with respect to such obligations,
(b) proceed against or exhaust any security held from such other Borrower, or
(c) pursue any remedy in Lender's power whatsoever; (iii) any defense arising by reason of any disability or other defense of such other Borrower or by reason of the cessation from any cause whatsoever of the liability of such other Borrower other than full payment of such obligations; (iv) any defense it may acquire by reason of Lender's election of any remedy against it or any other Borrower or both, including, without limitation, any defense which, absent this waiver, it would have that its obligations and liabilities under the Loan Documents to which it is a party could be exonerated based upon Lender's election to foreclose on its collateral by conducting a non-judicial foreclosure under the power of sale set forth in any Deed of Trust even though certain of its rights may thereby be impaired or extinguished under applicable law (including, without limitation, an anti-deficiency statutes of the States of Arkansas, Georgia, Michigan, Nevada, Washington, Tennessee, Alabama,

Illinois, Mississippi, Washington, and/or Texas; (v) without limiting the waivers made in clause (iv) above, all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's right of subrogation and reimbursement against the principal by the operation of section 280d of the California Code of Civil Procedure or otherwise; (vi) to the fullest extent permitted by applicable law, all rights and benefits purporting to reduce a guarantor's obligations in proportion to the principal obligation (including, without limitation, those set forth in Section 2809 of the California Civil Code and any similar law in the States of Arkansas, Georgia, Michigan, Nevada, Washington, Tennessee, Alabama, Illinois, Mississippi, Washington, and/or Texas; (vii) to the fullest extent permitted by law, all rights and benefits under (a) Section 580a of the California Code of Civil Procedure, and/or any other similar law in the States of Arkansas, Georgia, Michigan, Nevada, Washington, Tennessee, Alabama, Illinois, Mississippi, Washington, and/or Texas, purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust, (b) Section 580b of the California Code of Civil Procedure and/or any other similar law in the States of Arkansas, Georgia, Michigan, Nevada, Washington, Tennessee, Alabama, Illinois, Mississippi, Washington, and/or Texas stating that no deficiency may be recovered on a real property purchase money obligation, (c) Section 580d of the California Code of Civil Procedure and/or any other similar law in the States of Arkansas, Georgia, Michigan, Nevada, Washington, Tennessee,
Alabama, Illinois, Mississippi, Washington, and/or Texas stating that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and (d) Section 726 of the California Code of Civil Procedure and/or any other similar law in the States of Arkansas, Georgia, Michigan, Nevada, Washington, Tennessee, Alabama, Illinois, Mississippi, Washington, and/or Texas stating that there may be but one form of action on an indebtedness secured by real property, if such sections, or any of them, have any application hereto or any application to the undersigned; (viii) to the fullest extent permitted by law, (a) any defense arising as a result of Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (b) any defense based on any borrowing or grant or a security interest under Section 364 of the Bankruptcy Code, and (c) without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the undersigned under California Civil Code Sections 2810, 2819, 2822, 2839, 2845, 2849, 2850, 2899, and 3433, and/or any other similar law in the States of Arkansas, Georgia, Michigan, Nevada, Washington, Tennessee, Alabama, Illinois, Mississippi, Washington, and/or Texas; and (ix) the benefit of any statute of limitations affecting its liability under any of the Loan Documents to which it is a party or the enforcement thereof, including, without limitation, any rights arising under applicable law (including, without limitation, Section 359.5 of the California Code of Civil Procedure).

11.3  INDEPENDENT ACCESS TO FINANCIAL INFORMATION.

      Each of MIT, Metro-Sierra, Progress Center and IndTennCo warrants that (i) to the extent any of the Loan Documents to which it is a party secure the obligations of any other Borrower to Lender, such Loan Documents were executed and/or amended at the request of such other Borrower, (ii) Lender has made no representation to Borrower, Metro-Sierra, Progress Center or IndTennCo as to the creditworthiness of any other Borrower, and (iii) it has established adequate means of obtaining from each other Borrower on a continuing basis financial and other information pertaining to such other Borrower's financial condition. Each of MIT, Metro-Sierra, Progress Center and IndTennCo agrees to keep adequately informed from such means as it deems appropriate of any facts, events or circumstances which might in any way affect its risks and liabilities under such Loan Documents and further agrees that Lender shall have no further obligation to disclose to it information or materials required in the course of Lender's relationship with such other Borrower.

11.4  MULTIPLE OBLIGATIONS.

      Borrower understands, acknowledges and agrees that each of the Notes is a separate and distinct legal obligation and that the execution of a single Loan Administration Agreement and references herein to the "Loan" is for purposes of administrative convenience only. Borrower further understands, acknowledges and agrees that the occurrence of an Event of Default under any of the Notes or other Loan Documents shall constitute an Event of Default under all other Notes and other Loan Documents and shall entitle Lender to exercise all of its rights and remedies under all of the Loan Documents, including, without limitation, accelerating the Maturity Date of any or all of the Notes and foreclosing the liens of any or all of the Deeds of Trust or Mortgages in such order and manner as Lender may elect in its sole and absolute discretion.

11.5  APPLICATION OF FORECLOSURE PROCEEDS.

      In the event of a foreclosure (non-judicial or judicial) of any of the Deeds of Trust or Mortgages encumbering any of the Facilities, Borrower agrees that

Lender shall have full and complete discretion to apply any proceeds from the sale of the applicable Facility, after payment of any and all costs of foreclosure, attorneys' and trustee's fees, and after satisfaction of the foreclosed obligation (any such remaining proceeds being defined as the "Excess Proceeds") to the prepayment or repayment (together with applicable Prepayment Premium, if any) of the indebtedness evidenced by any of the other Notes Borrower hereby irrevocably assigns, transfers and conveys to Lender any and all of its right, title and interest in and to the Excess Proceeds and consents to the prepayment or repayment of indebtedness hereinabove provided. Borrower hereby waives any right to require Lender to (i) marshal any assets of Borrower (including, without limitation, the Facilities or (ii) any right to require a sale in inverse order of alienation in the event of foreclosure of the liens and security interests created by the Deeds of Trust, the Mortgages or any of the other Loan Documents.

12.   MISCELLANEOUS

12.1  AMENDMENTS AND WAIVERS.

      No amendment, modification, termination or waiver of any provision of this Agreement any loan document or of the Notes, or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Lender. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this SUBSECTION 12.1 shall be binding upon each holder of the Notes at the time outstanding, each future holder of the Notes, and, if signed by Borrower, on Borrower. In the event of any inconsistency between the terms and conditions of the other Loan Documents and this Agreement, the terms and conditions of this Agreement shall control.

12.2  INDEPENDENCE OF COVENANTS.

      All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

12.3  NOTICES.

    Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, receipt of telecopy or telex or four (4) days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; PROVIDED that notices to Lender shall not be effective until received by the person to whom the correspondence is addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this SUBSECTION 12.3) shall be as set forth next to each party's name on the signature pages hereof.

12.4  SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS.
      All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder and the execution and delivery of the Notes.

12.5  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES
      CUMULATIVE.

      No failure or delay on the part of Lender or any holder of any Note in the exercise of any power, right or privilege hereunder or under the Notes shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement and the Notes are cumulative to, and not exclusive of, any rights or remedies otherwise available.

12.6  SEVERABILITY.

      In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

12.7  HEADINGS.

      Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

12.8  APPLICABLE LAW.

      THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (EXCEPT TO THE EXTENT SUCH OTHER LOAN DOCUMENT CONTAINS A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

12.9  SUCCESSORS AND ASSIGNS; SUBSEQUENT HOLDERS OF NOTES.

      This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lender. The terms and provisions of this Agreement shall inure to the benefit of any assignee or transferee of the Notes, and in the event of such transfer or assignment, the rights and privileges herein conferred upon Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Borrower's rights or any interest therein hereunder may not be assigned without the prior written consent of Lender.

12.10 CONSENT TO JURISDICTION AND SERVICE OF PROCESS;
      WAIVER OF JURY TRIAL.

      All judicial proceedings arising out of or relating to this Agreement, any Note or other Loan Document or any Obligation may be brought only in any state or Federal court of competent jurisdiction in the State of California and by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, such Note, such other Loan Document or such Obligation; provided, however, Lender in its sole discretion shall have the right to commence proceedings with respect to any Collateral Document (and the Note governed by the laws of such state) in the state where the Facility secured by such Collateral Document is located. ALL PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY NOTE OR ANY OBLIGATION. Borrower designates and appoints Robert Dobbin on the date hereof, with offices at Meridian Point Properties, 50 California Street, Suite 1600, San Francisco, CA 94111, and such other Persons as may hereafter be selected by Borrower irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Borrower to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Borrower at its address provided in the applicable signature page hereto, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Borrower refuses to accept service, Borrower hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction.

12.11 COUNTERPARTS.

      This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same Agreement.

12.12 EXHIBITS AND SCHEDULES.

      The exhibits and schedules annexed hereto are incorporated herein and shall be a part of this Agreement.

           IN WITNESS WHEREOF, this Agreement has been duly executed by a duly authorized officer of each of Borrower (or Borrower's general partner) and Lender as of the date first above written.

                        MERIDIAN INDUSTRIAL TRUST, INC.


455 Market Street       By:  /s/ Milton K. Reeder
                             ------------------------------
17th Floor              Printed Name:  Milton K. Reeder
                                       --------------------
San Francisco, CA 94105 Title:    President
                              -----------------------------


                        INDTENNCO LIMITED PARTNERSHIP

                        By:  Mem-Ind Corporation
                             Its General Partner


455 Market Street            By:  /s/ Milton K. Reeder
                                  -------------------------
17th Floor                   Printed Name: Milton K. Reeder
                                           ----------------
San Francisco, CA 94105      Title:    President
                                     ----------------------


                        METRO-SIERRA LIMITED PARTNERSHIP

                        By:  Texmet Corporation
                             Its General Partner

455 Market Street            By:  /s/ Milton K. Reeder
                                  -------------------------
17th Floor                   Printed Name: Milton K. Reeder
                                           ----------------
San Francisco, CA 94105      Title:    President
                                    -----------------------


                        PROGRESS CENTER/ALABAMA LIMITED
                        PARTNERSHIP

                        By:  Pro-Sierra Corporation
                             Its General Partner


455 Market Street            By:  /s/ Milton K. Reeder
                                  -------------------------
17th Floor                   Printed Name: Milton K. Reeder
                                           ----------------
San Francisco, CA 94105      Title:    President
                                     ----------------------



               [Signatures continued on the next page]

               [Signatures continued from the previous page]


                          THE PRUDENTIAL INSURANCE COMPANY
                          OF AMERICA

Four Embarcadero Center   By:  /S/ FRED VAN OVERBEEK
Suite 2700                Printed Name: Fred van Overbeek
San Francisco, CA 94111   Title:        Vice-President
Attention: Vice President,
           Mortgage Capital

with a copy to:

The Prudential Insurance
  Company of America
Four Embarcadero Center
Suite 2700
San Francisco, CA  94111
Attention:  Regional Counsel

                                      EXHIBIT A
                                   APPRAISED VALUE

    Property Name:                Appraised Value (000's)

INDUSTRIAL

    Olive Branch                            10,850
    Lombard I                                4,500
    700 Pratt                                1,700
    900 Pratt                                  750
    1090 Pratt                                 637
    1100 Pratt                               1,000
    1180 Pratt                                 390
    801 Lunt                                 1,004
    1201 Busse                                 414
    5101 W. 122nd Street                     3,150
    17025 Wallace                            1,700
    17129 Wallace                            1,800
    1000 Lunt                                2,850
    3400 West Lake                           3,300
    1815 Landmeier                           1,929
    2375 Touhy Ave                           1,394
    Birmingham I                             1,700
    Birmingham II                            1,650
    Delp Distribution                        6,600
    Pontiac                                  2,600
    Port Distribution                        3,800
    Baxter                                   1,400
    Valencia                                 4,800
    Great Southwest 110                      2,900
    Wildwood/Pioneer                         5,050
    Northgate International                  8,350
    Valwood 20                               3,350
    Centreport 17                            2,014
    Park at Woodinville                     10,500
                                           -------
Total Industrial:                          $92,082

RETAIL

Seatac Village                             $10,761

Meridian Village                            7,567
Marietta Trade Center                       8,400*
Paradise Marketplace                       10,200
                                          -------
Total Retail:                             $36,928

*$15,000,000 value for this property is reduced by the amount of Citicorp's $4.5 million first mortgage. The remainder is then multiplied by .8 as provided in SUBSECTION 3.3B of the Loan Administration Agreement.

LIGHT INDUSTRIAL/OFFICE

    Willow Lake                            $3,738
    Regal Row 201                           1,009
    Troy Tech II                            6,500
    Progress I                              1,695
    Progress II                             2,000
    8215 Building                             430
    Cypress A                               1,400
    Cypress C                               1,500
                                          -------
Total Light Industrial/Office:            $18,272
-------------------------------------------------
Total Meridian Industrial Trust          $147,282

                                      EXHIBIT B
                                COMPLIANCE CERTIFICATE


      I refer to the Loan Administration Agreement dated as of May 31, 1995 between The Prudential Insurance Company of America ("Lender"), as lender, and Meridian Industrial Trust, Inc., a Maryland corporation, and Metro-Sierra Limited Partnership, Progress/Center Limited Partnership and IndTennCo Limited Partnership, collectively as borrower (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used in this Certificate are used as defined in the Loan Agreement.

THE UNDERSIGNED HEREBY CERTIFIES TO LENDER THAT :

      (1) I am the duly appointed Chief Financial Officer of Meridian Industrial Trust, Inc., a Maryland corporation ("Borrower");

      (2) To the best of my knowledge, each of the representations and warranties of Borrower contained in the Loan Agreement is true, correct and complete in all material respects as of the date of this Certificate;

      (3) No Event of Default or Potential Event of Default has occurred and is continuing under the Loan Agreement; and

      (4) As of the date of this Certificate, Borrower and its subsidiaries are in compliance with the provisions of SUBSECTION 4 of the Loan Agreement, as supported by the computations set forth in Attachment No. 1 hereto.

Dated:  _____, _____         MERIDIAN INDUSTRIAL TRUST,

                             By:__________________________
                             Title: Chief Financial Officer

                                    B-1
                                    B-1

                           MERIDIAN INDUSTRIAL TRUST, INC.
                                   ATTACHMENT NO. 1
                              TO COMPLIANCE CERTIFICATE



      (The Certificate attached hereto is as of ______________, and pertains to the twelve month period from _______________ to _______________.)


1.  LOAN TO APPRAISAL RATIO
    [NOT TO EXCEED 50%]

         (a)  Indebtedness:                                         _________

         (b)  Appraised Value of the                                _________
              Facilities:
              (as determined by Lender)

         (c)  (a)/(b)                                               _________


2.  NET OPERATING INCOME TO DEBT SERVICE
    [MINIMUM RATIO:  2.2:1.0]

         (a)  Net Operating Income:                                 _________

         (b)  Debt Service:                                         _________

         (c)  (a)/(b)                                               _________


3.  PROJECTED NET OPERATING INCOME TO DEBT SERVICE
    [MINIMUM RATIO: 2.2:1.0]

         (a)  Projected Net Operating Income:                       _________

         (b)  Projected Debt Service:                               _________

         (c)  (a)/(b)                                               _________

                                    B-2
                                    B-2

4.    CASH FLOW TO DEBT SERVICE
      [MINIMUM RATIO:  1.7 TO 1.0]

         (a)  Net Operating Income:                                 _________

         (b)  Tenant Improvement Costs:                             _________

         (c)  Lease Commissions:                                    _________

         (d)  Capital Expenditure Reserve:                          _________
              (17CENTS/per square foot)

         (e)  (a)-(b)-(c)-(d)                                       _________

         (f)  Debt Service:                                         _________

         (g)  (e)/(f)                                               _________


5.    LETTER OF CREDIT
      [NOT TO EXCEED $36 MILLION]

         (a)  Letter of Credit:                                      ________


6.    AVAILABLE EXCHANGE RIGHTS
      [NOT TO EXCEED $40 MILLION]

         (a)  Initial Amount of Letter of Credit:                   _________

         (b)  Aggregate of Increases in                             _________
              Letter of Credit (without
              regard to decreases):

         (c)  Appraised Value of properties                         _________
              substituted into Security Pool
              pursuant to subsection 4.3 of Loan
              Administration Agreement:

                                    B-3

         (d)  (a) + (b) + (c)                                       _________

[see Available Substitution and Exchange Rights Log attached hereto]
                                    B-4
                                    B-4

                    Available Substitution and Exchange Rights Log


            (a)           (b)                                        (c)
           Initial       Dollar                       Current      Value of
           Amount       Increase       Decrease        Amount     Substitution
Date       of LC         in LC          in LC          of LC      per Sec.4.3















    Sum of (a) and cumulative amount of (b) & cumulative amount of (c) is $________. (Not to exceed $40 million).

    All rights to substitute & exchange properties under Section 4.1, 4.2, and
    4.3 of the Loan Administration Agreement expires on or before May 31, 1997.

                                EXHIBIT C
                           INITIAL SECURITY POOL

INDUSTRIAL                                     STATE

    Delp Distribution                                                Tennessee
    Pontiac                                                           Michigan
    Port Distribution                                                 Arkansas
    Baxter                                                            Arkansas
    Valencia                                                        California
    Great Southwest 110                                                  Texas
    Wildwood/Pioneer                                                     Texas
    Northgate International                                              Texas
    Valwood 20                                                           Texas
    Centreport 17                                                        Texas
    Park at Woodinville                                             Washington
    Olive Branch                                                   Mississippi
    Lombard I                                                         Illinois
    700 Pratt                                                         Illinois
    900 Pratt                                                         Illinois
    1090 Pratt                                                        Illinois
    1100 Pratt                                                        Illinois
    1180 Pratt                                                        Illinois
    801 Lunt                                                          Illinois
    1201 Busse                                                        Illinois
    5101 W. 122nd Street                                              Illinois
    17025 Wallace                                                     Illinois
    17129 Wallace                                                     Illinois
    1000 Lunt                                                         Illinois
    3400 West Lake                                                    Illinois
    1815 Landmeier                                                    Illinois
    2375 Touhy Ave                                                    Illinois
    Birmingham I                                                       Alabama
    Birmingham II                                                      Alabama

RETAIL

    Seatac Village                                                  Washington
    Meridian Village                                                Washington
    Marietta Trade Center                                              Georgia
    Paradise Marketplace                                                Nevada

LIGHT INDUSTRIAL/OFFICE

    Willow Lake                                                      Tennessee
    Regal Row 201                                                        Texas
    Troy Tech II                                                      Michigan
    Progress I                                                         Alabama
    Progress II                                                        Alabama
    8215 Building                                                      Alabama
    Cypress A                                                       California
    Cypress C                                                       California

                                      EXHIBIT D
                COLLATERAL DOCUMENTS EXECUTED AS OF THE EFFECTIVE DATE


TRUST VI TRANSACTION

13  ENTITY LEVEL CLOSING ITEMS

    .1   LOAN DOCUMENTS

         1.   Loan Administration Agreement
         2.   Promissory Note - Alabama
         3.   Promissory Note - Illinois
         4.   Promissory Note - Mississippi
         5.   Promissory Note - Tennessee
         6.   Promissory Note - Texas
         7.   Promissory Note - Washington
         8.   Contribution Agreement
         9.   Fraudulent Conveyance Indemnity Agreement
         10.  Agreement to Execute Intercreditor Agreement
         11.  Post-Closing Actions Agreement

    B.   SECURITY AND RELATED DOCUMENTS
         JEFFERSON COUNTY, ALABAMA (OWNED BY TRUST VI)

         12. First Mortgage, Security Agreement and Fixture Filing with Assignment of Rents (202819)
         13.  First Assignment of Lessor's Interest in Leases
         14. Second Mortgage, Security Agreement and Fixture Filing with Assignment of Rents (203970)
         15.  Second Assignment of Lessor's Interest in Leases
         16.  Assignment of Agreements
         17.  Hazardous Substances Remediation and Indemnification Agreement
         18.  UCC-1 - Alabama
         19.  UCC-1 - Missouri
         20.  Land Use Certification - Birmingham I
         21.  Land Use Certification - Birmingham II

    COOK COUNTY, ILLINOIS (OWNED BY TRUST VI)

         1. First Mortgage, Security Agreement and Fixture Filing with Assignment of Rents (202649)
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Mortgage, Security Agreement and Fixture Filing with Assignment of Rents (203961)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Assignment of Agreements
         6.    Hazardous Substances Remediation and Indemnification Agreement
         7.    UCC-1 - Illinois
         8.    UCC-1 - Missouri
         9.    Land Use Certification - 700 Pratt
         10.   Land Use Certification - 900 Pratt
         11.   Land Use Certification - 1090 Pratt
         12.   Land Use Certification - 1100 Pratt
         13.   Land Use Certification - 1180 Pratt
         14.   Land Use Certification - 801 Lunt
         15.   Land Use Certification - 1201 Busse
         16.   Land Use Certification - 5101 West 122nd
         17.   Land Use Certification - 17025 Wallace
         18.   Land Use Certification - 17129 Wallace
         19.   Land Use Certification - 1000 Lunt
         20.   Land Use Certification - 3400 West Lake
         21.   Land Use Certification - 1815 Landmeier
         22.   Land Use Certification - 2375 Touhy

    DUPAGE COUNTY, ILLINOIS (OWNED BY TRUST VI)

         1. First Mortgage, Security Agreement and Fixture Filing with Assignment of Rents
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Mortgage, Security Agreement and Fixture Filing with Assignment of Rents
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Assignment of Agreements
         6.    Hazardous Substances Remediation and Indemnification Agreement
         7.    UCC-1 - Illinois
         8.    UCC-1 - Missouri
         9.    Land Use Certification - Lombard I

    DESOTO COUNTY, MISSISSIPPI (OWNED BY TRUST VI)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (202839)
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (203940)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Assignment of Agreement
         6.    Hazardous Substances Remediation and Indemnification Agreement
         7.    UCC-1 - Mississippi
         8.    UCC-1 - Missouri
         9.    Land Use Certification - Olive Branch

    SHELBY COUNTY, TENNESSEE (OWNED BY ITC)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204188)
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204180)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Fixture Filing (First)
         6.    Fixture Filing (Second)
         7.    Assignment of Agreement
         8.    Hazardous Substances Remediation and Indemnification Agreement
         9.    UCC-1 - California
         10.   UCC-1 - Tennessee
         11.   Land Use Certification - Willow Lake

    DALLAS COUNTY, TEXAS (OWNED BY ITC)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204184)
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204193)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Fixture Filing (First)
         6.    Fixture Filing (Second)
         7.    Assignment of Agreement
         8.    Hazardous Substances Remediation and Indemnification Agreement
         9.    UCC-1 - California
         10.   UCC-1 - Texas
         11.   Land Use Certification - Regal Row

    KING AND WHATCOM COUNTIES, WASHINGTON (OWNED BY TRUST VI)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (202787)
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (203945)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Assignment of Agreement
         6.    Hazardous Substances Remediation and Indemnification Agreement
         7.    UCC-1 - Missouri
         8.    UCC-1 - Washington
         9.    Land Use Certification - Meridian Village
         10.   Land Use Certification - Seatac Village

TRUST VII TRANSACTION

14  CLOSING DOCUMENTS

    .1   LOAN/SECURITY DOCUMENTS

         1.    Loan Administration Agreement
         2.    Promissory Note - Alabama
         3.    Promissory Note - Arkansas
         4.    Promissory Note - California
         5.    Promissory Note - Georgia
         6.    Promissory Note - Michigan
         7.    Promissory Note - Nevada
         8.    Promissory Note - Tennessee
         9.    Promissory Note - Texas
         10.   Promissory Note - Washington
         11.   Contribution Agreement
         12.   Fraudulent Conveyance Indemnity Agreement
         13.   Post-Closing Actions Agreement

    B.   SECURITY AND RELATED DOCUMENTS
         MADISON COUNTY, ALABAMA (OWNED BY PC/ALP)

         1. First Mortgage, Security Agreement and Fixture Filing with Assignment of Rents (204220)
         2.   First Assignment of Lessor's Interest in Leases
         3. Second Mortgage, Security Agreement and Fixture Filing with Assignment of Rents (204227)
         4.   Second Assignment of Lessor's Interest in Leases
         5.   Assignment of Agreement
         6.   Hazardous Substances Remediation and Indemnification Agreement
         7.   UCC-1 - Alabama
         8.   UCC-1 - California
         9.   Land Use Certification - Progress I
         10.  Land Use Certification - Progress II
         11.  Land Use Certification - 8215 Building

    PULASKI COUNTY, ARKANSAS (OWNED BY TRUST VII)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (202823)
         2.    First Assignment of Lessor's Interest in Leases

         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (203975)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Assignment of Agreement
         6.    Hazardous Substances Remediation and Indemnification Agreement
         7.    UCC-1 - Arkansas
         8.    UCC-1 - California
         9.    Land Use Certification - Baxter
         10.   Land Use Certification - Port Distribution

    LOS ANGELES AND ORANGE COUNTIES, CALIFORNIA (OWNED BY TRUST VII)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Assignment of Agreement
         6.    Hazardous Substances Remediation and Indemnification Agreement
         7.    UCC-1 - California
         8.    UCC-1 - Missouri
         9.    Land Use Certification - Cypress A
         10.   Land Use Certification - Cypress C
         11.   Land Use Certification - Valencia
         12.   Letter to Tenant Regarding Purchase Option - Mitsubishi Motors

    COBB COUNTY, GEORGIA (OWNED BY TRUST VII)

         1. Second Deed to Secure Debt and Security Agreement with Assignment of Rents (202623)
         2.    Second Assignment of Lessor's Interest in Leases
         3. Third Deed to Secure Debt and Security Agreement with Assignment of Rents (203976)

         4.    Third Assignment of Lessor's Interest in Leases
         5.    Fixture Filing (Second)
         6.    Fixture Filing (Third)
         7.    Assignment of Agreement
         8.    Hazardous Substances Remediation and Indemnification Agreement
         9.    UCC-1 - Georgia
         10.   UCC-1 - Missouri
         11.   Land Use Certification - Marietta Trade Center
         12.   Termination of Intercreditor Agreement
         13.   Subordination Agreement

    OAKLAND COUNTY, MICHIGAN (OWNED BY TRUST VII)

         1. First Mortgage, Security Agreement and Fixture Filing with Assignment of Rents (202831)
         2.   First Assignment of Lessor's Interest in Leases
         3. Second Mortgage, Security Agreement and Fixture Filing with Assignment of Rents (203969)
         4.    Fixture Filing (First)
         5.    Fixture Filing (Second)
         6.    Second Assignment of Lessor's Interest in Leases
         7.    Assignment of Agreement
         8.    Hazardous Substances Remediation and Indemnification Agreement
         9.    UCC-1 - Michigan
         10.   UCC-1 - Missouri
         11.   Land Use Certification - Pontiac
         12.   Land Use Certification - Troy Tech
         13.   Letter to Tenant Regarding Purchaser Option - Globe Industries
         14.   Letter to Tenant Regarding Purchase Option - Woodbridge Holdings

    CLARK COUNTY, NEVADA (OWNED BY TRUST VII)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (202773)
         2.    First Assignment of Lessor's Interest in Leases

                                    D-7

         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204142)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Assignment of Agreement
         6.    Hazardous Substances Remediation and Indemnification Agreement
         7.    UCC-1 - Missouri
         8.    UCC-1 - Nevada
         9.    Land Use Certification - Paradise Marketplace

    SHELBY COUNTY, TENNESSEE (OWNED BY PC/ALP)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (202796)
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204147)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Fixture Filing (First)
         6.    Fixture Filing (Second)
         7.    Assignment of Agreement
         8.    Hazardous Substances Remediation and Indemnification Agreement
         9.    UCC-1 - California
         10.   UCC-1 - Tennessee
         11.   Land Use Certification - Delp

    DALLAS AND TARRANT COUNTIES, TEXAS (OWNED BY MS)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (202804)
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204163)


                                       D-8
                                       D-8

         4.    Second Assignment of Lessor's Interest in Leases
         5.    Fixture Filing (First)
         6.    Fixture Filing (Second)
         7.    Assignment of Agreement
         8.    Hazardous Substances Remediation and Indemnification Agreement
         9.    UCC-1 - California
         10.   UCC-1 - Texas
         11.   Land Use Certification - Great Southwest 110
         12.   Land Use Certification - Wildwood/Pioneer
         13.   Land Use Certification - Northgate
         14.   Land Use Certification - Valwood 20
         15.   Land Use Certification - Centreport 17

    KING COUNTY, WASHINGTON (OWNED BY TRUST VII)

         1. First Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204235)
         2.    First Assignment of Lessor's Interest in Leases
         3. Second Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (204237)
         4.    Second Assignment of Lessor's Interest in Leases
         5.    Assignment of Agreement
         6.    Hazardous Substances Remediation and Indemnification Agreement
         7.    UCC-1 - Missouri
         8.    UCC-1 - Washington
         9.    Land Use Certification - Park at Woodinville


                                       D-9
                                       D-9

                                      EXHIBIT E
                              NOTICE OF DEEMED APPROVAL



                                        [DATE]

SECOND NOTICE

                         URGENT: PROPERTY WILL BE SUBSTITUTED
                           INTO PRUDENTIAL COLLATERAL POOL
                          IF NO RESPONSE GIVEN WITHIN 7 DAYS


The Prudential Insurance Company
    of America
Four Embarcadero Center, Suite 2700
San Francisco, California  94111

Attention: Vice President
          Mortgage Capital


         Re: Loan Administration Agreement by and between Meridian Industrial Trust, Inc., as Borrower, and The Prudential Insurance Company of America, as Lender
              -----------------------------------------------------------------

Ladies and Gentlemen:

         Reference is made to SUBSECTION 4.4A of the above-captioned Loan Administration Agreement, and capitalized terms used herein are as defined therein.

         Pursuant to the Loan Administration Agreement, Lender had three (3) weeks to inform Borrower if a proposed substitute facility described on SCHEDULE 1 was acceptable for inclusion in the Security Pool.

         As of this date Lender has not informed Borrower of its approval or disapproval of such proposed facility.

                                       E-1
                                       E-1

         LENDER HAS SEVEN DAYS FROM RECEIPT OF THIS LETTER TO APPROVE OR
DISAPPROVE THE PROPOSED SUBSTITUTE FACILITY.   FAILURE TO RESPOND WILL RESULT IN
A DEEMED APPROVAL.

                                  MERIDIAN INDUSTRIAL TRUST, Inc.

                                  BY: _____________________
                                  ITS:_____________________


cc:  The Prudential Insurance Company
         of America
    Four Embarcadero Center, Suite 2700
    San Francisco, California  94111
    Attention: Regional Counsel


                                       E-2
                                       E-2

                                      SCHEDULE 1

                               DESCRIPTION OF PROPOSED
                                 SUBSTITUTE FACILITY



                                       E-3
                                       E-3

                                      EXHIBIT F
                           APPROVED CONSOLIDATION DOCUMENTS


         Agreement and Plan of Merger among Trust IV, Trust VI, Trust VII and MIT dated as of May 31, 1995.

         Amended and Restated Loan Administration Agreement between Prudential and MIT, IndTennCo, Limited Partnership, Metro-Sierra Limited Partnership and Progress Center/Alabama Limited Partnership, dated as of May 31, 1995 ("Consolidation Credit Agreement")

         Articles of Incorporation of MIT dated ___________, 1995

         Bylaws of MIT dated ____________, 1995

         Opinion(s) of Counsel for MIT, to be dated as of the Merger Date, to the effect that:

         (a) MIT is duly organized, validly existing and in good standing in jurisdiction of organization and is duly authorized to transact business in all other jurisdiction where failure to be so authorized would have a material adverse effect on MIT;

         (b) The execution, delivery and performance by MIT of the Consolidation Credit Agreement, and the assumption and performance by MIT of the Notes and the Collateral Documents, are within the corporate powers of MIT and have been duly authorized by MIT;

         (c) The Consolidation Credit Agreement, the Notes and the Collateral Documents constitute legally valid and binding obligations of MIT, enforceable against MIT in accordance with their respective terms;

         (d) All consents, authorizations and approvals required for the execution and delivery by MIT of the Consolidation Credit Agreement, and the assumption by MIT of the obligations under the Notes and the Collateral Documents, have been obtained;

         (e) The execution, delivery and performance by MIT of the Consolidation Credit Agreement, and the assumption and performance by MIT of the Notes and the Collateral Documents, do not violate, constitute a default under or conflict with the Articles of Incorporation or Bylaws of MIT, or any material term of any material agreement to which MIT is a party, or any judgment, decree, order, statute or regulation by MIT is bound or to which any of its assets is subject, where such violation, default or conflict would have a material adverse effect on the financial condition or operations of MIT.


                                       F-2